1933 Act File No. 333-180225

1940 Act File No. 811-22678

As filed with the Securities and Exchange Commission on July 2, 2012

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO.	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 1

(CHECK APPROPRIATE BOX OR BOXES)

SALIENT MF TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

4265 SAN FELIPE, SUITE 800

HOUSTON, TEXAS 77027

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(713) 993-4001

JOHN A. BLAISDELL

SALIENT MF TRUST

4265 SAN FELIPE, SUITE 800

HOUSTON, TEXAS 77027

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

GEORGE J. ZORNADA

K&L GATES LLP

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SALIENT MF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C of Form N-1A

Signature Page

July [    ], 2012 – SUBJECT TO COMPLETION

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

Salient Funds

Prospectus [            ] [    ], 2012

Fund	Class	Ticker Symbol
Salient Risk Parity Fund	Class A	SRPAX
	Class C	SRPCX
	Class I	SRPFX
Salient MLP + Energy Infrastructure Fund	Class A	SMAPX
	Class C	SMFPX
	Class I	SMLPX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Table of contents

Fund summary	Fund details	Your account

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.	More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.	How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

3 Salient Risk Parity Fund [ ] Salient MLP + Energy Infrastructure Fund	[ ] Investment techniques [ ] Principal investment risks [ ] Who’s who [ ] Financial highlights

[    ]  Choosing a share class

[    ]  Who can buy Class I shares

[    ]  How sales charges are calculated

[    ]  Sales charge reductions and waivers

[    ]  Opening an account

[    ]  Buying shares

[    ]  Selling shares

[    ]  Transaction policies

[    ]  Dividends, taxation and account policies

[    ]  Additional investor services

[    ]  Disclosure of fund holdings

For more information See back cover

Fund summary

Salient Risk Parity Fund

Investment objective

The investment objective of the Salient Risk Parity Fund (the “Fund”) is to seek long term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available on pages [    ] of the prospectus under “Sales charge reductions and waivers” or pages [    ] of the Fund’s statement of additional information (“SAI”) under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class C	Class I
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.50%	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%[1]	1.00%[1]	None

Annual Fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management fee	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses[2]	0.68%	0.68%	0.68%
Acquired fund (subsidiary) fees and expenses[3]	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.89%	2.64%	1.64%
Less Management Fee Waiver/Reimbursement (Year 1) [4]	0.33%	0.33%	0.33%
Net annual expenses	1.56%	2.31%	1.31%

1	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.
2	“Other expenses” have been estimated for the Fund’s first year of operations.
3	“Acquired fund (subsidiary) fees and expenses” are based on the indirect expenses associated with the Fund’s investments in its subsidiary, the Salient Risk Parity Offshore Fund Ltd. Acquired fund (subsidiary) fees and expenses are based on estimated amounts for the current fiscal year.
4

The advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage and transactional expenses, interest, short dividend expense, acquired fund (subsidiary) fees, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. The expense limitation agreement expires on July 31, 2013, unless renewed by mutual agreement of the Fund and the advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund - 3

borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the advisor waived a fee or reimbursed an expense. Any such recovery by the advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the Fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes Fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class A	Class C	Class C	Class I	Class I
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	$700	$700	$334	$234	$133	$133
3 Years	$1,081	$1,081	$789	$789	$485	$485

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities and investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal investment strategies

The Fund invests primarily in futures contracts and other financially-linked derivatives and instruments whose performance is expected to correspond to global equity markets, global interest rates markets as reflected in the government bond markets of developed countries and global commodities markets. The Fund will also hold a large portion of its assets either directly or indirectly (through its Risk Parity Subsidiary, as discussed below) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

Investment Process

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets; then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weighting of each security.

In addition to the assets in the markets noted above, the Advisor attempts to capitalize on momentum (the continuation of recent price trends) by utilizing a trend-following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 4

By attempting to allocate its portfolio with balanced risk weightings, or “risk parity,” the Advisor believes that the Fund can provide investors access to a potentially more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or to assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Investment Types

The Fund will primarily gain exposure to asset classes by investing in futures contracts, swaps, cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions; and by investing in Salient Risk Parity Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands (the “Risk Parity Subsidiary”) for purposes of certain of the Fund’s derivatives trading.

Geographic Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page [    ] of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 5

a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Debt Securities Risk

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, swaptions, and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Emerging Market Risk

The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Securities Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 6

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Forward and Futures Contract Risk

The successful use of forward and futures contracts draws upon the advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

High Portfolio Turnover Risk

The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Interest Rate Risk

Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the advisor.

Investment in Money Market Mutual Funds Risk

The Fund invests in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Investment in Other Investment Companies Risk

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Leverage Risk

As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward currency contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 7

Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk

Given the complexity of the investments and strategies of the Fund, the advisor relies heavily on quantitative models (both proprietary models developed by the advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Momentum Style Risk

Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Short Sale Risk

The Fund may from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 8

Sovereign Debt Risk

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk

By investing in the Risk Parity Subsidiary, the Fund is indirectly exposed to the risks associated with the Risk Parity Subsidiary’s investments. The commodity-related instruments held by the Risk Parity Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Risk Parity Subsidiary will be achieved. The Risk Parity Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Risk Parity Subsidiary, and the Fund and the Risk Parity Subsidiary are both managed by the advisor, making it unlikely that the Risk Parity Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Risk Parity Subsidiary, and the Fund’s role as sole shareholder of the Risk Parity Subsidiary. To the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Risk Parity Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund, including resulting in its orderly winding-up.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Risk Parity Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Risk Parity Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Tax Law Change Risk

Although the Internal Revenue Service (“IRS”) has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Risk Parity Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling, but intends to secure an opinion of counsel based on customary representations that income derived from the Risk Parity Subsidiary should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS subsequently indicated informally that it intends to issue public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities and that such guidance will be prospective in application and provide for transition

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 9

periods for affected funds. It is also possible that legislation on this issue could be introduced. If the IRS does issue public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Fund from the Risk Parity Subsidiary, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 10

Performance Information

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 11

Investment management

Investment advisor - Salient Advisors, L.P. (“Salient Advisors”). Salient Advisors is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”).

Portfolio management

Lee Partridge, CFA - Chief Investment Officer, Salient; Portfolio Manager of the Fund since inception.

Roberto M. Croce, Ph.D. - Manager of Quantitative Research, Salient; Portfolio Manager of the Fund since inception

Purchase and sale of fund shares

Subject to certain exceptions, the minimum initial investment requirement for Class A and Class C shares of the Fund is $2,500, and the minimum initial investment requirement for Class I shares of the Fund is $1,000,000. There are no subsequent investment requirements for any class of shares of the Fund. You may redeem shares of the Fund on any business day by mail: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228.

Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 12

Fund summary

Salient MLP + Energy Infrastructure Fund

Investment objective

The investment objective of the Salient MLP + Energy Infrastructure Fund (the “Fund”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Salient funds contained in the Salient MF Trust. More information about these and other discounts is available on pages [    ] of the prospectus under “Sales charge reductions and waivers” or pages [    ] of the Fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class C	Class I
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.50%	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%[1]	1.00%[1]	None

Annual Fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management fee	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses[2]	1.71%	1.71%	1.71%
Acquired fund (subsidiary) fees and expenses[3]	0.03%	0.03%	0.03%
Total annual fund operating expenses	2.94%	3.69%	2.69%
Less Management Fee Waiver/Reimbursement (Year 1) [4]	1.36%	1.36%	1.36%
Net annual expenses	1.58%	2.33%	1.33%

1	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.
2	“Other expenses” have been estimated for the Fund’s first year of operations.
3

“Acquired fund (subsidiary) fees and expenses” are based on the expenses associated with the Fund’s investment in its wholly-owned subsidiary, Salient MLP + Energy Infrastructure Fund, Inc. (the “Domestic Subsidiary”). Acquired fund (subsidiary) fees and expenses will in the future also reflect estimated deferred tax liability that may be incurred by the Fund’s Domestic Subsidiary. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Domestic Subsidiary will accrue deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Domestic Subsidiary’s accrued deferred tax liability, if any, will be reflected in the Fund’s net asset value per share. The Domestic Subsidiary’s deferred tax liability, if any, will depend upon the

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 13

Domestic Subsidiary’s net investment income or loss, gains and losses on investments, and deductions and credits during a taxable year. This amount may vary greatly from year to year depending on the nature of the Domestic Subsidiary’s investment holdings, the performance of those investments and general market conditions. Actual deferred income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Domestic Subsidiary’s assets and other factors. The Fund has not commenced operations as of the date of this prospectus. It is not possible for the Fund to estimate its Domestic Subsidiary’s deferred income tax expense because the Fund cannot accurately predict the annualized net investment income or loss, gains and losses on investments, and deductions and credits on which such estimated expense would be based.
4	The advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (subsidiary) fees, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. The expense limitation agreement expires on July 31, 2013, unless renewed by mutual agreement of the Fund and the advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Advisor shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the advisor waived a fee or reimbursed an expense. Any such recovery by the advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Expense example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the Fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes Fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class A	Class C	Class C	Class I	Class I
Shares	Sold	Kept	Sold	Kept	Sold	Kept
1 Year	$702	$702	$336	$236	$135	$135
3 Years	$1,288	$1,288	$1,004	$1,004	$706	$706

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Principal investment strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 14

MLPs and Energy Infrastructure Companies. The Fund also may invest in debt securities of MLPs and Energy Infrastructure Companies. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may invest up to but not more than 25% of total assets into Salient MLP + Energy Infrastructure, Inc. (“Domestic Subsidiary”), the Fund’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master limited partnerships. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

Principal investment risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page [    ] of the prospectus.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 15

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Concentration Risk

Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy infrastructure sector. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Debt Securities

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 16

Equity Securities Risk

Equity securities for MLPs and Energy Infrastructure Companies may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure.

High Portfolio Turnover Risk

To the extent that the Fund makes investments on a shorter-term basis the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Industry Specific Risk

The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;

•	Slowdowns in new construction and acquisitions can limit growth potential;

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows;

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions;

•	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs;

•	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities;

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 17

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities; and

•	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Interest Rate Risk

The yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the advisor.

Liquidity Risk

Although common units of master limited partnerships trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnership Risks

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 18

Subsidiary Risk

By investing in the Domestic Subsidiary, the Fund is indirectly exposed to the risks associated with the Domestic Subsidiary’s investments. Master limited partnership investments held by the Domestic Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Master Limited Partnership Risk” above). There can be no assurance that the investment objective of the Domestic Subsidiary will be achieved. The Domestic Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Domestic Subsidiary, and the Fund and the Domestic Subsidiary are both managed by the advisor, making it unlikely that the Domestic Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Domestic Subsidiary, and the Fund’s role as sole shareholder of the Domestic Subsidiary. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States including tax laws and regulations could result in the inability of the Fund and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Risk” below).

Tax Risk

The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If a master limited partnership were treated as a corporation for federal income tax purposes, such master limited partnership would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk of Domestic Subsidiary C Corporation. The Fund’s investment in the Domestic Subsidiary is expected to provide the Fund with additional exposure to the master limited partnerships within the limitations of the federal tax requirements of Subchapter M. Although, as a RIC, dividends received by the Fund from this taxable Domestic Subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable Domestic Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the Fund’s net asset value.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 19

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 20

Performance Information

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 21

Investment management

Investment advisor - Salient Capital Advisors, LLC (“SCA”). SCA is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”).

Portfolio management

Greg Reid - President and CEO of the Fund since inception

Ted Gardner, CFA - Portfolio Manager of the Fund since inception

Purchase and sale of fund shares

Subject to certain exceptions, the minimum initial investment requirement for Class A and Class C shares of the Fund is $2,500, and the minimum initial investment requirement for Class I shares of the Fund is $1,000,000. There are no subsequent investment requirements for any class of shares of the Fund. You may redeem shares of the Fund on any business day by mail: Salient MF Trust, P.O. Box 182607, Columbus, Ohio 43218-2607; or by calling the Fund’s transfer agent at: 1-866-667-9228.

Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 22

Fund details

Salient Risk Parity Fund

Investment objective

The investment objective of the Salient Risk Parity Fund (the “Fund”) is to seek long term capital appreciation.

Principal investment strategies

The Fund invests primarily in futures contracts and other financially-linked derivatives and instruments whose performance is expected to correspond to global equity markets, global interest rates markets as reflected in the government bond markets of developed countries and global commodities markets. The fund will also hold a large portion of its assets either directly or indirectly (through its Risk Parity Subsidiary) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Board of Trustees (the “Board”) of the Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Asset Classes and Strategies

The Advisor allocates investment exposure broadly across the following global asset classes and strategies:

(1)	Equities. Sub-asset classes include:

a.	United States

b.	Other developed countries

c.	Emerging markets

(2)	Interest Rates, represented by developed markets government fixed income.

(3)	Commodities. Sub-asset classes include:

a.	Energy

b.	Agriculture

c.	Metals

(4)	Momentum Strategy. The Advisor believes that momentum, or the continuation of recent price trends, is prevalent in most markets, and it attempts to capitalize on this by utilizing a trend-following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will utilize the same futures contracts that the Advisor selects to gain exposures to the asset classes in items (1), (2) and (3) above, and it will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining.

The broad asset classes and strategies are determined based on their respective correlation and volatility contributions across different market environments.

Investment Process

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets; then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio.

The Fund intends to gain exposure to these asset classes by investing in a variety of investment instruments, as discussed below. The Fund generally expects to maintain investments in approximately 50 different instruments, each of whose performance is expected to reflect the performance of a specific underlying asset or security. Generally, the Advisor selects representative assets with the goal of having a portfolio of assets within each asset class that is as broad as possible as long as the instruments used to gain exposure to the asset meets the Advisor’s minimum liquidity guidelines for inclusion.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 23

The Advisor then constructs a portfolio utilizing these assets that attempts to equalize the contribution to total portfolio variance first from each asset class or strategy; then to equalize the contribution to total asset class or strategy variance from each sub-asset class or sub-strategy and finally to equalize as much as possible the contribution to the variance of each sub-asset class or sub-strategy from each investment (such as futures contract or derivatives instrument) within that sub-asset class or sub-strategy.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

By attempting to allocate its portfolio with balanced risk weightings, or “risk parity,” the advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced monthly through a quantitative framework implemented through a rules-based system. There can be no assurance that employing a “risk parity” investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

The Advisor targets a 12% rolling 12-month volatility for the Fund, and the Fund is expected to experience realized volatility of between 7% and 17% throughout each 12 month period, although it may differ according to market conditions. Actual or realized volatility can and will differ from the anticipated and target volatility described. There is no assurance that the Fund’s use of investment instruments providing exposure will enable the Fund to achieve its investment objective.

Investment Types

Generally, the Fund will primarily gain exposure to asset classes by investing in different types of instruments including, but not limited to: equity futures, commodity futures, bond futures, corporate and government bonds, cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in Salient Risk Parity Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands (the “Risk Parity Subsidiary”). The Risk Parity Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Risk Parity Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets in the Risk Parity Subsidiary. Generally, the Risk Parity Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Risk Parity Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Risk Parity Subsidiary may invest without limitation in commodity-linked derivatives, however, the Risk Parity Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Risk Parity Subsidiary and shares of the Risk Parity Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Risk Parity Subsidiary to the extent of the Fund’s investment in the Risk Parity Subsidiary.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 24

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The Investment Company Act of 1940 (“1940 Act”) and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”). There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes. Short positions, however, will be limited to the momentum strategy allocation, and will be determined by a proprietary trend-following strategy.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 25

Salient MLP + Energy Infrastructure Fund

Investment objective

The investment objective of the Salient MLP + Energy Infrastructure Fund (the “Fund”) is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders.

Principal investment strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in debt securities of MLPs and Energy Infrastructure Companies. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into master limited partnerships by any Fund subsidiary.

The Fund may invest up to but not more than 25% of total assets into Salient MLP + Energy Infrastructure, Inc. (“Domestic Subsidiary”), the Fund’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master limited partnerships. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation.

The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

The Fund may invest up to but not more than 10% of total assets in any single issuer other than any wholly-owned subsidiary C corporation.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 26

The Fund may invest up to 15% in unregistered and other illiquid securities.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls).

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

There can be no assurance that the Fund will achieve its objective.

The Board of Trustees (the “Board”) of the Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 27

Additional Investment Techniques Applicable to the Funds

Investment techniques

In addition to the principal investment strategies described above, the Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund (each a “Fund” or together, the “Funds”) may employ the following techniques in pursuing their investment objectives.

Segregation of assets

As open-end investment companies registered with the SEC, the Funds are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Funds must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Funds must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Each Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the advisor. Each Fund’s advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 28

Principal Investment Risks of the Funds

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in a Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about the Funds’ risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s Statement of Additional Information (the “SAI”). Principal risks identified below are common to the Funds unless a particular Fund is identified.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund.

Each Fund’s principal risk factors are listed below. Certain risk factors apply only to a particular fund, as noted. Unless so noted, risk factors apply to each Fund. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 29

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Concentration Risk (Salient MLP + Energy Infrastructure Fund)

Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy and energy infrastructure sectors. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk (Salient Risk Parity Fund)

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Debt Securities Risk

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 30

Derivatives Risk (Salient Risk Parity Fund)

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivative instruments are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Fund’s portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as a fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

If the counterparty to a derivative defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a derivative contract calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Fund. Recent economic events have increased the potential for, and thus risk involved with, counterparty creditworthiness.

The Fund’s engagement in these transactions involves risk of loss to the Fund that could materially adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular derivative contract at any particular time.

The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving a fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. The Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the advisor anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund’s foreign

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 31

securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objectives, such as when the advisor anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Swap Agreements

The Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 32

any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Fund’s Counterparties, Brokers and Exchanges

The Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. The Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, a Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Emerging Market Risk (Salient Risk Parity Fund)

The Fund intends to have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Securities Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

Equity Securities Risk

Equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Funds have exposure.

Foreign Securities Risk (Salient Risk Parity Fund)

The Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

•

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in securities denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 33

•

Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

•

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

•

Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•

Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

High Portfolio Turnover Risk

To the extent that a Fund makes investments on a shorter-term basis (including, for the Salient Risk Parity Fund, derivative instruments and instruments with a maturity of one year or less at the time of acquisition) the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 34

Industry Specific Risk (Salient MLP + Energy Infrastructure Fund)

The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which Fund invests are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;

•	Slowdowns in new construction and acquisitions can limit growth potential;

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows;

•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions;

•	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs;

•	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities;

•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities; and

•	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.

Interest Rate Risk

Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the advisor. For the Salient MLP + Energy Infrastructure Fund, the yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

Investment in Money Market Mutual Funds Risk

Each Fund invests in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the FDIC or any other government agency. Although such funds seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Investment in Other Investment Companies Risk (Salient Risk Parity Fund)

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Leverage Risk (Salient Risk Parity Fund)

If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 35

Manager Risk

If a Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk

Market risk is the risk that the markets on which a Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnership Risks (Salient MLP + Energy Infrastructure Fund)

Investments in the debt and equity securities of master limited partnerships involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

Model and Data Risk (Salient Risk Parity Fund)

Given the complexity of the investments and strategies of the Fund, the advisor relies heavily on quantitative models (both proprietary models developed by the advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Momentum Style Risk (Salient Risk Parity Fund)

Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

New Fund Risk

The Funds are newly-formed. Accordingly, investors in a Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Non-Diversified Status Risk

Each Fund is a non-diversified Fund. Because a Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a Fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Short Sale Risk (Salient Risk Parity Fund)

The Fund may from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC positions

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 36

under the 1940 Act. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk (Salient Risk Parity Fund)

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk (Salient Risk Parity Fund)

By investing in Salient Risk Parity Offshore Fund Ltd., (the “Risk Parity Subsidiary”), the Fund is indirectly exposed to the risks associated with the Risk Parity Subsidiary’s investments. The commodity-related instruments held by the Risk Parity Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Risk Parity Subsidiary will be achieved. The Risk Parity Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Risk Parity Subsidiary, and the Fund and the Risk Parity Subsidiary are both managed by the advisor, making it unlikely that the Risk Parity Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Risk Parity Subsidiary, and the Fund’s role as sole shareholder of the Risk Parity Subsidiary. To the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Risk Parity Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund, including resulting in its orderly winding-up.

Subsidiary Risk (Salient MLP + Energy Infrastructure Fund)

By investing in its wholly-owned subsidiary, Salient MLP + Energy Infrastructure Fund, Inc. (the “Domestic Subsidiary”), the Fund is indirectly exposed to the risks associated with the Domestic Subsidiary’s investments. Master limited partnership investments held by the Domestic Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Master Limited Partnership Risk” above). There can be no assurance that the investment objective of the Domestic Subsidiary will be achieved. The Domestic Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Domestic Subsidiary, and the Fund and the Domestic Subsidiary are both managed by the advisor, making it unlikely that the Domestic Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Domestic Subsidiary, and the Fund’s role as sole shareholder of the Domestic Subsidiary. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States including tax laws and regulations could result in the inability of the Fund and/or the Domestic Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Risk (Salient MLP + Energy Infrastructure Fund)” below).

Tax Risk (Salient Risk Parity Fund)

In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Because income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income, the Fund will therefore attempt to restrict such income to a maximum of 10% of its gross income.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 37

The Fund’s investment in the Salient Risk Parity Offshore Fund Ltd. (the “Risk Parity Subsidiary”) is expected to provide exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Risk Parity Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Tax Risk (Salient MLP + Energy Infrastructure Fund)

The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If a master limited partnership were treated as a corporation for federal income tax purposes, such master limited partnership would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs and other portfolio companies in which the Fund invests. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Risk of Domestic Subsidiary C Corporation. The Fund’s investment in Salient MLP + Energy Infrastructure Fund, Inc. (the “Domestic Subsidiary”) is expected to provide the Fund with additional exposure to the master limited partnerships within the limitations of the federal tax requirements of Subchapter M. Although, as a RIC, dividends received by the Fund from this taxable Domestic Subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable Domestic Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the Fund’s net asset value.

Tax Law Change Risk (Salient Risk Parity Fund)

Although the IRS has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Risk Parity Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling, but intends to secure an opinion of counsel based on customary representations that income derived from the Risk Parity Subsidiary should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS subsequently indicated informally that it intends to issue public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities and that such guidance will be prospective in application and provide for transition periods for affected funds. It is also possible that legislation on this issue could be introduced. If the IRS does issue public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Fund from the Risk Parity Subsidiary, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 38

Tax Law Change Risk (Salient MLP + Energy Infrastructure Fund)

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Volatility Risk

Each Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ net asset value per share to experience significant appreciations or decreases in value over short periods of time.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 39

Who’s who

The following are the names of the various entities involved with the Funds’ investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

The Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund are each a series of Salient MF Trust, a Delaware statutory trust (the “Trust”). The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust and the Funds.

Investment advisor

Manages the Funds’ day-to-day business and investment activities.

Salient Risk Parity Fund:

Salient Advisors, L.P.

4265 San Felipe, Suite 800

Houston, Texas 77027

Salient MLP + Energy Infrastructure Fund:

Salient Capital Advisors, LLC

4265 San Felipe, Suite 800

Houston, Texas 77027

The Salient Risk Parity Fund’s investment advisor is Salient Advisors, L.P. (“Salient Advisors”), a Texas limited partnership. Subject to the overall authority of the Board, the advisor furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel to the Fund.

The Salient MLP + Energy Infrastructure Fund’s investment advisor is Salient Capital Advisors, LLC (“SCA”), a Texas limited liability company. Subject to the overall authority of the Board, the advisor furnishes continuous investment supervision and management to the Salient MLP + Energy Infrastructure Fund and also furnishes office space, equipment, and management personnel to the Salient MLP + Energy Infrastructure Fund.

Each advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Each advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of May 31, 2012, the advisors and their affiliates managed or advised assets of approximately $17.4 billion, including $712 million in master limited partnerships and energy infrastructure companies. Salient Advisors is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Each advisor makes investment decisions on the respective Fund’s behalf using a series of security selection models, and implemented using proprietary trading and risk-management systems. Each advisor believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. Furthermore, Salient Advisors targets a specific level of price volatility determined from the historic price fluctuations of each of the underlying constituents of the Risk Parity Fund’s portfolio while seeking to target a specific allocation of that risk across each of the major asset class, sub asset class and contract categories. By pursuing these targeted risk levels and allocations, the advisor believes the portfolio can achieve a higher level of return at the same level of price volatility sought by more traditional asset allocation portfolio designs.

A Fund may in the future rely on an order from the SEC permitting its advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The Fund, therefore, would be able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order would not, however, permit its advisor to appoint a subadvisor that is an affiliate of the advisor or the Fund (other than by reason of serving as a subadvisor to the Fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders. The Funds currently do not employ a subadvisor to manage the Funds’ assets.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 40

Portfolio managers

The portfolio managers of the Funds are jointly and primarily responsible for overseeing the day-to-day management of the Funds, as well as setting the Funds’ overall investment strategy. Information regarding the portfolio managers of the Funds is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the respective Fund’s SAI.

Portfolio managers (Salient Risk Parity Fund)

Lee Partridge, CFA is Chief Investment Officer for Salient. Mr. Partridge also directly oversees the investment program for a $7.7 billion investment portfolio of a public employee retirement association. Prior to joining Salient in 2010, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies, from 2009 to 2010, prior to which he held various positions at the Teacher Retirement System of Texas, including head of fixed income and deputy chief investment officer, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Mr. Partridge received a Bachelor of Science degree in Psychology from the University of Houston in 1989 and an MBA from Rice University in 1992. Mr. Partridge holds both the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

Roberto M. Croce, Ph.D. is the Manager of Quantitative Research for the Investments Group at Salient, where he provides quantitative support to the investment team. His duties include building and implementing the models underlying Salient’s proprietary asset allocation tools, MLP hedging, hedge fund risk monitoring and manager selection. Dr. Croce has seven years of financial research experience. Prior to joining Salient in 2011, Dr. Croce worked on a consulting basis with the Teacher Retirement System of Texas to develop a suite of global strategic asset allocation models from May 2010 to August 2010. Dr. Croce received M.A. and Ph.D. degrees in Economics from the Pennsylvania State University and the Ohio State University in 2005 and 2011, respectively, where he published research about financial forecasting and taught courses in econometrics and financial economics.

Portfolio managers (Salient MLP + Energy Infrastructure Fund)

Gregory A. Reid is President and CEO of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and CEO from 2010 to 2011 of Salient Capital Advisors, LLC, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments that was spun off from Telemus Capital Partners in June 2010. Salient acquired RDG Capital LLC in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010 at which time he formed RDG Capital, LLC to acquire Telemus Capital Partner’s Houston office. Prior to joining Telemus Capital Partners in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III, CFA (Ted Gardner) serves as Portfolio Manager. Prior to joining Salient in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG Capital from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus Capital Partners from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 41

Management fees

Each Fund’s pays its respective advisor management fees equal to an annual rate of 0.95% of the Fund’s average daily net assets. The basis for the Board’s approval of the Funds’ management fees, and of the investment advisory agreement overall, will be discussed in the respective Fund’s first shareholder report.

Additional information about fund expenses

The Funds’ annual operating expenses will likely vary throughout the period and from year to year. A Fund’s expenses for the current fiscal year may be higher than the expenses listed in the respective Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as Fund tax expenses.

Each Fund’s advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (subsidiary) fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2013, unless renewed by mutual agreement of the respective Fund and advisor based upon a determination doing so would be appropriate under the prevailing circumstances. Each Fund’s advisor is permitted to recover from the Fund expenses attributable to the Fund or a Class thereof that the advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, a Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the advisor waived a fee or reimbursed an expense. Any such recovery by the advisor will not cause a Class to exceed the annual limitation rate set in effect at the time of the actual waiver/reimbursement.

Custodian

Holds the Funds’ assets, settles all portfolio trades and collects most of the valuation data required for calculating the Funds’ net asset value.

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

Principal distributor

Markets the Funds and distributes shares through selling brokers, financial planners and other financial representatives.

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 041014

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 42

Financial highlights

This section normally details the financial performance of a Fund. Because the Funds have not yet commenced operations as of the date of this prospectus, there are no financial highlights to report.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 43

Your account

Choosing a share class

Class A shares are sold with a front-end sales charge, which may be reduced or waived, as discussed below. Class A and Class C shares’ cost structure includes a Rule 12b-1 plan that allows the payment of fees for the sale, distribution and service of their shares. Class I shares do not bear any distribution and service (Rule 12b-1) fees and are sold only to investors that meet the eligibility requirements described below under “Who can buy Class I shares.”

Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees at an annual rate of 0.25%.

•	A 1.00% CDSC on shares sold within one year of purchase.

Class C

•	No front-end sales charge.

•	Distribution and service (Rule 12b-1) fees at an annual rate of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. Citi Fund Services Ohio, Inc., the Funds’ transfer agent, may accept a purchase request for Class C shares for $1 million or more when the purchase made is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

Class I

•	No front-end sales charge.

•	No distribution and service (Rule 12b-1) fees or CDSCs.

12b-1 fees

Rule 12b-1 fees will be paid to the Funds’ distributor, Foreside Fund Services, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Class A. The services fee represents the entire portion of the 0.25% 12b-1 fee. There is no distribution-specific fee.

Class C. The distribution-specific fee represents 75 basis points, and the services fee represents 25 basis points of the overall 1.00% 12b-1 fee.

Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares. Any such fee is not a charge of the respective Fund.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 44

Who can buy Class I shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):

•

Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement to offer Class I shares through a no-load program or investment platform

•	Retirement and other benefit plans

•	Endowment Funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Any entity that is considered a corporation for tax purposes

•	Investment companies, both affiliated and not affiliated with the advisor

•	Investors who invest directly in a Fund or through an affiliate of the advisor

•	Fund trustees and officers and other individuals who are affiliated with a Fund, the advisor and its affiliates and other Salient funds

Additional payments to financial intermediaries

Shares of the Funds are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Funds in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of a Fund paying Rule 12b-1 fees, if any.

Certain firms may request, and the Advisor (and/or its affiliates) may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Advisor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the Advisor’s efforts to promote the sale of the Funds’ shares. The Advisor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation will vary. These payments could be significant to a firm. The Advisor determines which firms to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the Advisor’s promotional efforts.

The Advisor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting each Fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature a Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Advisor’s marketing efforts by allowing the Advisor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in a Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor a Fund.

The respective Fund’s SAI discusses the Advisor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Advisor or the Fund, as well as about fees and/or commissions it charges.

The Advisor and its affiliates may have other relationships with your firm relating to the provisions of services to a Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the advisor or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the Fund.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 45

How sales charges are calculated

Class A sales charges are as follows:

Your investment	As a % of offering price*	As a % of your investment
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C or Class I shares of a Salient fund contained in the Salient MF Trust. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the Fund’s Class A shares about any other Salient funds contained in the Salient MF Trust held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. Salient will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund’s Web site at www.Salientfunds.com. You may also consult your broker or financial advisor, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the respective Fund’s SAI. You may request an SAI from your broker or financial advisor by accessing the Fund’s Web site at www.Salientfunds.com or by calling the transfer agent at 1-866-667-9228.

Deferred sales charges

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase.

For purposes of charging a CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are two ways you can combine multiple purchases of shares of Salient funds contained in the Salient MF Trust to take advantage of the breakpoints in the sales charge schedule. These methods can be combined in any manner.

•

Accumulation Privilege — lets you add the value of any class of shares of any Salient fund contained in the Salient MF Trust you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 46

•

Letter of Intention — lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in Class A shares of the Salient funds contained in the Salient MF Trust during the next 13 months. The calculation of this amount would include accumulations as well as your current holdings of all classes of Salient funds contained in the Salient MF Trust, which include any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or the transfer agent. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation privilege. Each investor has an individual account, but the group’s investments are combined for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or the transfer agent to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as the transfer agent is notified at the time you sell, the CDSC for Class A and Class C shares will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•

redemptions pursuant to the Fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends, taxation and account policies,” under the subsection “Small accounts” to make certain distributions from a retirement plan

•	because of shareholder death or disability

To utilize a waiver, you must contact your financial representative or the transfer agent. Consult the respective Fund’s SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a Fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was sold within 120 days without a sales charge, subject to fund minimums, as long as the transfer agent or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the Fund’s SAI for additional details.

To utilize this privilege, you must contact your financial representative or the transfer agent. Consult the respective Fund’s SAI for additional details (see the back cover of this prospectus).

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 47

•	financial intermediaries utilizing Fund shares in certain eligible retirement platforms, fee-based or wrap investment products or services made available to clients

•

Fund trustees, officers and other individuals who are affiliated with these or other Salient funds, including employees of Salient and its affiliates (and their Immediate Family, as defined in the SAI).

To utilize a waiver, you must contact your financial representative or the transfer agent. Consult the respective Fund’s SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•

exchanges from one Salient fund contained in the Salient MF Trust to the same class of any other Salient fund contained in the Salient MF Trust (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends, taxation and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A and Class C shares of the Fund is $2,500 except as follows:

•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

The minimum initial investment for Class I shares of the Fund is $1,000,000. This requirement may be waived, in a Fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the Fund to pay any type of administrative payments per shareholder account to any third party. A Fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call the transfer agent at: 1-866-667-9228.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (“TIN”) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help the transfer agent identify the entity. Please see the Mutual Fund Account Application for more details.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 48

Orders in Proper Form

In order to receive a day’s price, your order must be received in good order by the close of the regular trading of the New York Stock Exchange (“NYSE”).

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 49

Buying shares

Opening an account	Adding to an account
By check

•     Make out a check for the investment amount, payable to “Salient MF Trust.”

•     Deliver the check and your completed application to your financial representative or mail them to the transfer agent (address below).

•     Make out a check for the investment amount, payable to “Salient MF Trust.”

•     Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the Fund name, the share class, your account number and the name(s) in which the account is registered.

•     Deliver the check and your investment slip or note to your financial representative, or mail them to the transfer agent (address below).

By exchange

• Call your financial representative or the transfer agent to request an exchange.	• Call your financial representative or the transfer agent to request an exchange.

By wire

•     Deliver your completed application to your financial representative or mail it to the transfer agent

•     Obtain your account number by calling your financial representative or the transfer agent.

•     Obtain wiring instructions by calling the transfer agent.

•     Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

•     Obtain wiring instructions by calling the transfer agent.

•     Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet

• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system. • Complete the “Bank information” section on your account application.

By phone

• See “By exchange” and “By wire.”

•     Verify that your bank or credit union is a member of the ACH system.

•     Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

•     Call your financial representative or call the transfer agent between 8:00 A.M. and 6:00 P.M., Eastern Time, on most business days.

To add to an account using the Monthly Automatic

Accumulation Program, see “Additional investor services.”

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 50

Opening an account	Adding to an account
Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 51

Selling shares

To sell some or all of your shares
By Letter

• Accounts of any type. • Sales of any amount.

•     Write a letter of instruction or complete a stock power indicating the Fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•     Include all signatures and any additional documents that may be required (see next page).

•     Mail the materials to the transfer agent (address below).

•     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet • Most accounts. • Sales of up to $100,000.	• Not currently available

By phone • Most accounts. • Sales of up to $100,000.	• Call your financial representative or call the transfer agent between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT) • Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.

•     To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call the transfer agent.

•     Funds requested by wire will generally be wired the next business day. The Funds reserve the right to deduct funds from your account to offset the cost of the wire fee charged by the custodian bank. Your bank may also charge you a fee for this service.

•     Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange • Accounts of any type. • Sales of any amount.

•     Obtain a current prospectus for the Fund into which you are exchanging by accessing the Fund’s Web site by Internet, or by calling your financial representative or the transfer agent.

•     Call your financial representative or the transfer agent to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 52

Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 53

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to the transfer agent and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•     your address of record has changed within the past 30 days;

•     you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with Salient);

•     you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	To sell some or all of your shares
Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)

•     Letter of instruction

•     On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

•     Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts

•     Letter of instruction.

•     Corporate business/organization resolution, certified within the past 12 months, or a Salient business/organization certification form (if not currently on file and/or the request is not signed by an authorized person).

•     On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

•     Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts

•     Letter of instruction.

•     On the letter, the signature(s) of the trustee(s).

•     Certified copy of the trust document (if not already on file).

•     Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)

•     Letter of instruction signed by surviving tenant(s).

•     Certified copy of death certificate.

•     Medallion Signature Guarantee, if applicable (see above).

•     Application completed by surviving tenant(s), if applicable.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 54

Executors of shareholder estates

•     Letter of instruction signed by executor.

•     Copy of order appointing executor, certified within the past 12 months.

•     Medallion Signature Guarantee, if applicable (see above).

•     Application completed by surviving tenant(s), if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call the transfer agent for instructions.

Regular mail Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607	Express delivery Salient MF Trust 3435 Stelzer Road Columbus, Ohio 43219-8012	Transfer agent 1-866-667-9228

Transaction policies

Valuation of the Funds’ Shares

The net asset value (“NAV”) for each class of shares of each Fund is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and a Fund does not conduct purchase or redemption transactions of its own shares. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC. Each class of shares of each Fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that share class.

Valuation of Portfolio Securities

Except as noted below, securities held by a Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. Each Fund’s advisor or administrator, as delegated by the advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, from an exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the advisor’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the advisor’s investment committee will determine the fair value using industry standard models.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 55

Futures: Exchange-traded futures are valued at the last trade on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: A Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Funds utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the advisor’s investment committee. This policy is designed to help ensure that a Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 56

Execution of requests

Each Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after the transfer agent receives your request in good order. In unusual circumstances, a Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of a Fund for shares of the same class of any other Salient fund contained in the Salient MF Trust that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical. Class C shares will continue to age from the original date and will retain the same CDSC rate. For further details, see “Additional Information Concerning Taxes” in the respective Fund’s SAI for information regarding taxation upon the redemption or exchange of shares of the Fund (see the back cover of this prospectus). A Fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the respective Fund’s SAI (see the back cover of this prospectus).

Excessive trading

Each Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative cost, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in a Fund.

The Board has adopted policies and procedures that seek to discourage and not accommodate excessive or short-term trading activities. These policies and procedures include, among other things, use of fair value pricing of international securities and periodic review of shareholder trading activity.

Despite the Funds’ efforts to detect and prevent abusive trading activity, there can be no assurance that a Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to a Fund.

Account information

The Funds are required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, a Fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The Funds do not issue share certificates. Shares are electronically recorded.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 57

Sales in advance of purchase payments

When you place a request to sell shares in good order for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends, taxation and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, monthly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The Funds typically declare and pay income dividends and capital gains, if any, at least annually.

Dividends (Salient MLP + Energy Infrastructure Fund)

It is expected that only a portion of the cash payments from the Fund’s investments will constitute investment company taxable income. The balance will be return of capital from such investments. The Fund cannot predict with respect to a given quarter how much of the Fund’s investment company taxable income will be included in the distribution we make for that quarter. However, we intend to pay to common shareholders on an annual basis at least 90% of the Fund’s investment company taxable income. Distributions may also include cash received as return of capital from the Fund’s portfolio investments or return of the Fund’s investors’ capital. Provisions of the 1940 Act and rules thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if capital was the source of a distribution, and the payment amounted to a return of capital, written notice to that effect would be provided. Nevertheless, shareholders who periodically receive distributions from the Fund may be under the impression that such payments are made from income, when, in fact, they are not. The amount of the Fund’s distribution that constitutes a return of capital represents a return of a shareholder’s original investment in shares. Accordingly, shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is income.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If any of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 58

Cost Basis Reporting

The Funds will be required to report to the IRS, and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for Fund shares acquired (“covered shares”) that are redeemed. If you redeem covered shares during any year, the Funds will report the following information to the IRS and to you on Form 1099-B: (i) the “cost basis” of such shares; (ii) the gross proceeds you received on the redemption; and (iii) the “holding period” for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method by notifying the Fund’s transfer agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

Buying a Dividend

Purchasing a Fund’s shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund’s shares.

The risk in buying a dividend is that a Fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The Fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the Fund’s portfolio.

Returns of capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may deduct from your account $15 a year to maintain your account. If your account is closed for this reason, you will not be charged any CDSC that otherwise may apply.

Additional investor services

Monthly purchase program (Class A and Class C shares only)

The monthly purchase program lets you set up regular investments from paychecks or bank accounts to the Salient funds. Investors determine the frequency and amount of investments ($250 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 59

Systematic withdrawal plan (Class A and Class C shares only)

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

Disclosure of fund holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available (i) in the respective Fund’s SAI; and (ii) on the respective Fund’s Web site, www.Salientfunds.com. The holdings of each Fund are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of each Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Fund’s fiscal year.

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 60

For more information

Two documents are available that offer further information on each Fund:

Annual/Semiannual report to shareholders (when available)

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of a Fund and includes a summary of the Fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI for each Fund has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report (when available), prospectus or SAI from Salient:

Online: www.Salientfunds.com

By mail:	Salient MF Trust P.O. Box 182607 Columbus, Ohio 43218-2607

By phone:	1-866-667-9228

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.

For access to the Reference Room call 1-800-732-0330.

SEC file number: 811-22678

Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund- 61

July [    ], 2012 – SUBJECT TO COMPLETION

The information in this SAI is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

SALIENT MF TRUST

Statement of Additional Information

[            ] [    ], 2012

Fund	Class	Ticker Symbol
Salient Risk Parity Fund	Class A	SRPAX
	Class C	SRPCX
	Class I	SRPFX
Salient MLP + Energy Infrastructure Fund	Class A	SMAPX
	Class C	SMFPX
	Class I	SMLPX

This Statement of Additional Information (“SAI”) provides information about the series of Salient MF Trust (the “Trust”) listed above. The Salient Risk Parity Fund and the Salient MLP + Energy Infrastructure Fund (each a “Fund” and together, the “Funds”) are each a series of the Trust. The information in this SAI is in addition to the information that is contained in the Funds’ prospectuses dated [            ] [    ], 2012.

This SAI is not a prospectus. It should be read in conjunction with the prospectus. Copies of each prospectus and shareholder reports (when they become available) can be obtained free of charge by contacting:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

1-866-667-9228

www.Salientfunds.com

ORGANIZATION OF SALIENT MF TRUST

The Trust was organized on November 15, 2011 as a Delaware statutory business trust under the laws of the State of Delaware and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust presently has two series, Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund (each a “Fund” and together, the “Funds”).

Salient Advisors, L.P. (“Salient Advisors”), a Texas limited partnership located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Trust and the Salient Risk Parity Fund. Salient Capital Advisors, LLC (“SCA”), a Texas limited liability company located at 4265 San Felipe, Suite 800, Houston, Texas 77027, is the investment advisor to the Salient MLP + Energy Infrastructure Fund.

Salient Advisors and SCA (each an “Advisor” and together, the “Advisors”) are each registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Each Advisor is a wholly-owned subsidiary of Salient Partners, L.P. (“Salient”), a Houston-based investment firm. As of May 31, 2012, the Advisors and their affiliates managed or advised assets of approximately $17.4 billion, including $712 million in master limited partnerships and energy infrastructure companies. Salient Advisors is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Salient Risk Parity Fund presently has a single wholly-owned subsidiary, Salient Risk Parity Offshore Fund Ltd. (the “Risk Parity Subsidiary”). The Risk Parity Subsidiary is organized under the laws of the Cayman Islands as an “exempt company,” which is a corporation that is exempt from taxation in the Cayman Islands but may not trade in the Cayman Islands with any person, firm or corporation except in furtherance of business carried on outside the Cayman Islands. Salient Risk Parity Fund is the sole owner of the Risk Parity Subsidiary, the board of directors of which is the same as the Board of Trustees (the “Board”) of the Trust.

Salient MLP + Energy Infrastructure, Inc. (the “Domestic Subsidiary”) is a wholly-owned and controlled subsidiary of Salient MLP + Energy Infrastructure Fund. The Domestic Subsidiary is a Delaware corporation and is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. The Board of the Trust serves as the board of directors of the Domestic Subsidiary.

INVESTMENT POLICIES AND RISKS

The principal strategies and risks of investing in the Funds are described in the prospectus. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.

Investment Strategies (Salient Risk Parity Fund)

The Fund invests primarily in futures contracts and other financially-linked derivatives and instruments whose performance is expected to correspond to global equity markets, global interest rates markets as reflected in the government bond markets of developed countries and global commodities markets. The Fund is not currently expected to, but could in the future invest in such contracts, derivatives and instruments whose performance is expected to correspond to global fixed income markets. The Fund will also hold a large portion of its assets either directly or indirectly (through its Risk Parity Subsidiary) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Board of the Trust, which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Asset Classes and Strategies

The Advisor allocates investment exposure broadly across the following global asset classes and strategies:

(1)	Equities. Sub-asset classes include:

a.	United States

b.	Other developed countries

c.	Emerging markets

(2)	Interest Rates, represented by developed markets government fixed income.

(3)	Commodities. Sub-asset classes include:

a.	Energy

b.	Agriculture

c.	Metals

(4) Momentum Strategy. The Advisor believes that momentum, or the continuation of recent price trends, is prevalent in most markets, and it attempts to capitalize on this by utilizing a trend-following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will utilize the same futures contracts that the Advisor selects to gain exposures to the asset classes in items (1), (2) and (3) above, and it will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining.

The broad asset classes and strategies are determined based on their respective correlation and volatility contributions across different market environments. The Fund is not currently expected to, but could in the future allocate investment exposure to Fixed Income assets.

Investment Process

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets (and could in the future include selection of assets within the fixed income markets); then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio.

The Fund intends to gain exposure to these asset classes by investing in a variety of investment instruments, as discussed below. The Fund generally expects to maintain investments in approximately 50 different instruments, each of whose performance is expected to reflect the performance of a specific underlying asset or security. Generally, the Advisor selects representative assets with the goal of having a portfolio of assets within each asset class that is as broad as possible as long as the instruments used to gain exposure to the asset meets the Advisor’s minimum liquidity guidelines for inclusion.

The Advisor then constructs a portfolio utilizing these assets that attempts to equalize the contribution to total portfolio variance first from each asset class or strategy; then to equalize the contribution to total asset class or strategy variance from each sub-asset class or sub-strategy and finally to equalize as much as possible the contribution to the variance of each sub-asset class or sub-strategy from each investment (such as futures contract or derivatives instrument) within that sub-asset class or sub-strategy.

Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weight of each security.

By attempting to allocate its portfolio with balanced risk weightings, or “risk parity,” the advisor believes that the Fund can provide investors access to a more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Because of variance over time of, among other things, the potential risks and returns of different asset classes and the correlation of certain asset classes to each other, the portfolio will dynamically adjust to reflect a changing investment environment. The weights will be rebalanced monthly through a quantitative framework implemented through a rules-based system. There can be no assurance that employing a “risk parity” investment approach will achieve any particular return or will, in fact, reduce volatility or potential loss.

The Advisor targets a 12% rolling 12-month volatility for the Fund, and the Fund is expected to experience realized volatility of between 7% and 17% throughout each 12 month period, although it may differ according to market conditions. Actual or realized volatility can and will differ from the anticipated and target volatility described. There is no assurance that the Fund’s use of investment instruments providing exposure will enable the Fund to achieve its investment objective.

Investment Types

Generally, the Fund will primarily gain exposure to asset classes by investing in different types of instruments including, but not limited to: equity futures, commodity futures, bond futures, corporate and government bonds, and cash and cash equivalents including money market fund shares, either by investing directly or indirectly, and by investing in the Risk Parity Subsidiary. The Risk Parity Subsidiary has the same investment objective as the Fund and is used for purposes of certain of the Fund’s derivatives trading within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. The Risk Parity Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other investments that may provide exposure to commodities. The Fund could in the future invest in credit default swaps.

The Fund intends to obtain exposure to commodities by investing up to 25% of its total assets in the Risk Parity Subsidiary. Generally, the Risk Parity Subsidiary will invest primarily in commodity futures and cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Risk Parity Subsidiary’s futures contracts or other derivatives positions. Unlike the Fund, the Risk Parity Subsidiary may invest without limitation in commodity-linked derivatives, however, the Risk Parity Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. The Fund is the sole shareholder of the Risk Parity Subsidiary and shares of the Risk Parity Subsidiary will not be offered or sold to other investors. The Fund will be subject to the risks associated with any investment by the Risk Parity Subsidiary to the extent of the Fund’s investment in the Risk Parity Subsidiary.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund’s use of futures contracts, forward contracts, swaps and certain other investments will have the economic effect of using financial leverage. Financial leverage reflected in such an investment instrument magnifies exposure to the swings in prices of an asset class underlying such investment instrument and results in increased volatility. The Fund therefore will have the potential for greater increases and decreases in value than if the Fund does not use investment instruments that have the economic effect of leveraging. Such leveraging effect also will tend to magnify, potentially significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s Net Asset Value (“NAV”) to be volatile.

Credit Default Swaps (“CDS”) are contractual agreements in which the seller will compensate the buyer in the event of a default or other credit event by or relating to a referenced asset. The Fund does not currently, but could in the future, invest in CDS. The buyer of CDS makes periodic payments to the seller in exchange for a payoff by the seller in the event of a default by or other credit event with respect to the referenced asset. The seller operates to provide, in effect, “insurance” to the buyer in the event of default of the referenced asset. Typical credit events include bankruptcies and restructurings. Credit Default Swap Indices (“CDS Indices”) represent packages of individual CDS obligations. CDS Indices are issued in series with a new series typically issued on a six month rolling basis. The series typically have five year expirations. If the Fund invests in CDS indices, the Fund is likely to use CDS indices with constituents being high yield corporate fixed income issuers and emerging market sovereign issuers. If the Fund is a CDS index seller, then the Fund will segregate or “earmark” liquid assets consistent with regulatory positions at the time of the transaction. To the extent the Fund were to invest in CDS, the Fund would currently be required to segregate liquid assets sufficient to cover the notional value of any CDS instrument where the Fund is the seller.

Based on the Fund’s strategies, the Fund may have highly leveraged exposures to one or more asset classes at times. The Investment Company Act of 1940 (“1940 Act”) and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its investment exposures.

A large portion of the Fund’s assets may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. Government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as margin or collateral for the investment positions the Fund takes and also will earn income for the Fund. While the Fund normally will not engage in borrowing, the effect of leverage may be created when the Fund engages in futures transactions or certain other derivative agreements.

Geographic, Size and Credit Quality Limitations

The Fund has no geographic limits on where its investments may be located or where its assets may be exposed. This flexibility allows the Fund to take advantage of investments or gain exposure to asset classes and markets around the world, which include emerging markets. The Fund may have exposure to equity securities of companies of any market capitalization. The Fund may have exposure to fixed income securities of U.S. and non-U.S. issuers of any credit quality, including securities that are unrated or are rated in the lowest credit rating categories (often referred to as “junk bonds”). There is no percentage limit on the Fund’s exposure to below investment-grade fixed income securities including emerging market fixed income securities or to small less-liquid equity securities. The Fund may have exposure in long and short positions across all of the asset classes. Short positions, however, will be limited to the momentum strategy allocation, and will be determined by a proprietary trend-following strategy.

The foregoing description is, of necessity, general and is not intended to be exhaustive. There can be no assurance that the Fund’s investment strategy will achieve profitable results.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the

Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its money market instruments (or any other liquid assets) to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. Short-term debt securities (or any other liquid asset so used) may not be used for other operational purposes but may be replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Investment Strategies (Salient MLP + Energy Infrastructure Fund)

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs and Energy Infrastructure Companies. There are no limitations on the credit quality of the convertible securities in which the Fund may invest. The Fund also may invest in debt securities of MLPs and Energy Infrastructure Companies. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships, and their affiliates. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership. Master limited partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis.

Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such master limited partnership.

The master limited partnerships in which the Fund may directly or indirectly invest are currently classified as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorizes these master limited partnerships into the following groups:

•

Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation (including marine) and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also include (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

•

MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

•

“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

•

“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•

“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•

Master limited partnerships may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these master limited partnerships do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as partnerships.

Energy Infrastructure Companies are companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Infrastructure Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining, marketing and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

•	The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure Companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

•

The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of total assets in equity or debt securities of master limited partnerships. This limit does not apply to securities issued by MLP affiliates, which are not treated as publicly traded partnerships for federal income tax purposes, or investments made into master limited partnerships by any Fund subsidiary.

•

The Fund may invest up to but not more than 25% of total assets into Salient MLP + Energy Infrastructure, Inc. (“Domestic Subsidiary”), the Fund’s wholly-owned subsidiary, which in turn may invest up to 100% of its assets into equity or debt securities of different master limited partnerships. The Domestic Subsidiary will be classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

•	The Fund may invest up to but not more than 15% of total assets in debt securities of Energy Infrastructure Companies.

•	The Fund may invest up to but not more than 10% of total assets in any single issuer other than any wholly-owned subsidiary C corporation.

•	The Fund may invest up to 15% in unregistered and other illiquid securities.

•

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). To a lesser extent, the Fund currently expects to write call options for the purpose of generating additional income and realized gains or reducing the Fund’s ownership of certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Funds has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written.

Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

•

The Fund also may use various hedging and other risk management strategies to seek to manage various risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in the portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

Interest Rate Swaps. The Fund may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on any borrowings. Such interest rate swaps would principally be used to protect against higher costs on any borrowings resulting from increases in short-term interest rates. The majority of interest rate hedges would be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), consistent with its investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The percentage limitations applicable to the portfolio described above apply at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities owned. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of total assets in securities of MLPs and Energy Infrastructure Companies, the Fund will be required to make future purchases of securities in a manner so as to come into compliance with this investment policy. The Fund will invest primarily in companies located in North America, but the Fund may invest in companies located anywhere in the world.

The Fund may obtain leverage through borrowings in seeking its objective, although the Fund currently does not intend to do so. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940 (“1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

There can be no assurance that the Fund will achieve its objective.

The Board can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Segregation of assets

As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, any liquid asset segregated may not be used for other operational purposes unless replaced by other liquid assets as may be determined by the Advisor. The Advisor will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Temporary defensive investing

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Portfolio

At any given time, the Fund’s portfolio will have some or all of the types of investments described below. The Fund may invest in the equity securities of master limited partnerships either directly or indirectly through one or more taxable subsidiary C corporations. A description of the Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this SAI and the prospectus.

Equity Securities of Master Limited Partnerships. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate. “MLP Affiliates” are affiliates of master limited partnerships substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations. MLP Affiliates are not treated as partnerships for federal income tax purposes.

Common Units. Common units represent a master limited partnership limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such master limited partnership, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as the Fund. The Fund may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. The Fund will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the master limited partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes.

Equity Securities of Midstream Energy Infrastructure Companies and Other Energy Infrastructure Companies. Equity securities of Midstream Energy Infrastructure Companies and other Energy Infrastructure Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Infrastructure Companies generally convert according to set ratios into common shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of Midstream Energy Infrastructure Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Energy Infrastructure Companies. The Fund’s investments in the equity securities of private Midstream MLPs and private Midstream Energy Infrastructure Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP within approximately one to two years. The Fund expects that such companies will typically be partnerships structured like master limited partnerships. Fund investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Infrastructure Companies. The debt securities in which the Fund will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, the Advisor’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. The Advisor will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Advisor believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Advisor’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Investment Risks

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Borrowing and Leverage

Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the respective Fund’s Advisor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Funds’ holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Conflicts of Interest of Salient

For purposes of this section, the term “Salient” refers collectively to Salient Partners, L.P., Salient Advisors, L.P., and/or Salient Capital Advisors, LLC.

Conflicts of interest may arise because Salient and its affiliates generally carry on substantial investment activities for other clients in which the Funds will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over the Funds. Any of their proprietary accounts and other customer accounts may compete with the Funds for specific trades. Salient or its affiliates may buy or sell securities for a Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of a Fund. Situations may occur when a Fund could be disadvantaged because of the investment activities conducted by the Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for a Fund and the other accounts, thereby limiting the size of a Fund’s position, or the difficulty of liquidating an investment for a Fund and the other accounts where the market cannot absorb the sale of the combined position.

With respect to the Salient MLP + Energy Infrastructure Fund, the Fund’s investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Funds could be precluded from investing in a company about which Salient has material non-public information.

Each Fund’s Advisor also manages other funds that have investment objectives and strategies that are similar to and/or overlap with those of the Funds (collectively, “Affiliated Funds”). In particular, with respect to the Salient MLP + Energy Infrastructure Fund, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, each Fund’s Advisor may, at some time in the future, manage other investment funds with the same investment objective as the Funds. Investment decisions for the Funds are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by the Board of Trustees. In some cases, this system may adversely affect the price or size of the position that a Fund may obtain. In other cases, however, the Funds’ ability to participate in volume transactions may produce better execution for the Funds.

Each Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that Salient controls. Salient will allocate private investment opportunities among its clients, including the Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to a Fund. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Funds. In this regard, when applied to specified investment opportunities that would normally be suitable for the Funds, the allocation policies may result in certain Affiliated Funds having greater priority than the Funds to participate in such opportunities depending on the totality of the considerations, including, among other things, a Fund’s available capital for investment, its existing holdings, applicable tax and diversification standards to which a Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to a Fund’s Advisor is based on the value of the Fund’s assets, as periodically determined. A percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of the Fund’s Advisor, the Board of Trustees, its Valuation Committee, the Advisor’s Valuation Committee, and a third-party valuation firm participate in the valuation of its securities. See “Net Asset Value.”

Debt Obligations

Each Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Energy and Infrastructure Company Risk (Salient MLP + Energy Infrastructure Fund)

Certain risks inherent in investing in energy and Energy Infrastructure Companies include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Energy Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.

Commodity Pricing Risk. The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of Energy Infrastructure Companies.

Acquisition Risk. The ability of Energy Infrastructure Companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Energy Infrastructure Companies are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Energy Infrastructure Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Energy Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Energy Infrastructure Companies are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Infrastructure Company’s operations and financial condition.

The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Energy Infrastructure Companies and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Energy Infrastructure Companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Energy Infrastructure Companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Energy Infrastructure Companies and could adversely affect such companies’ financial condition.

Master Limited Partnership Risks. An investment in master limited partnership units involves certain risks which differ from an investment in the securities of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Emerging Markets Investments (Salient Risk Parity Fund)

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Equity Securities

Each Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities, depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”)

Each Fund, subject to its investment strategies and policies, may purchase ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

Exchange Traded Notes (“ETNs”)

Each Fund may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Government Debt Obligations (Salient Risk Parity Fund)

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Foreign Investments (Salient Risk Parity Fund)

The Fund, subject to its investment strategies and policies, may invest in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Foreign Exchange Risk and Currency Transactions (Salient Risk Parity Fund)

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Advisor or subadvisor, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Advisor or a subadvisor may be incorrect in its forecasts of market value and currency exchange rates.

Forwards, Futures, Swaps and Options

As described below, each Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

Each Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. Each Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that an Advisor’s use of derivative instruments will be advantageous to a Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to each Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. On February 11, 2011, however, the Commodity Futures Trading Commission (“CFTC”) proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests in more than a prescribed level of its liquidation value in futures and certain other instruments, or if a fund markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, each Fund would likely be subject to the CFTC registration requirements, and the disclosure and operations of each Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. The Advisor and/or a subadvisor may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Transactions in futures and options by the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by its Advisor or a subadvisor (or an advisor that is an affiliate of the Fund’s Advisor and/or a subadvisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate total return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

There are several risks in connection with the use of futures by the Funds. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or a subadvisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by its Advisor or a subadvisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

Each Fund may also use futures to attempt to gain exposure to a particular market, index or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Funds may lose money.

With respect to futures contracts that are not contractually required to “cash-settle,” the Funds must cover their open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or a subadvisor, as applicable, may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

Each Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, each Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

Each Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements

Each Fund may enter into interest rate, total return, equity and other swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Each Fund’s use of swap agreements may not be successful in furthering its investment objective, as its Advisor or a subadvisor, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)

The Funds do not currently intend to, but could in the future enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” in order to gain exposure to the credit risk of U.S. and non-U.S. fixed income securities and sovereign debt, as well as mortgage-backed securities. The Funds may also be a “buyer” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit default swap agreements or similar instruments may have as reference obligations one or more securities that are not then held by the involved Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements that are contractually required to physically settle, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.

Equity Swaps

An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and its Advisor or a subadvisor, as appropriate, believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that a Fund’s Advisor or a subadvisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Fund’s Advisor or a subadvisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions Risk (Salient MLP + Energy Infrastructure Fund)

The Fund’s Advisor, from time to time, may employ various hedging techniques. The success of a Fund’s hedging strategy will be subject to its Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to its Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor or a subadvisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Fund’s Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisors may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Inflation Risks

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ shares and Distributions declines.

Management Risk; Dependence on Key Personnel of the Advisor

Each Fund’s portfolio is subject to management risk because it is actively managed. Each Fund’s Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

A Fund depends upon its Advisor’s key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, each Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. These individuals do not have long-term employment contracts with the Advisor, although they do have equity interests and other financial incentives to remain with the Advisor. Each Fund also depends on the senior management of its Advisor. The departure of any of a Fund’s portfolio managers or the senior management of its Advisor could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Funds can offer no assurance that its respective Advisor will remain its investment advisor or that a Fund will continue to have access to the Advisor’s industry contacts and deal flow.

Margin Deposits and Cover Requirements for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund’s Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

When entering into a futures contract that must be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

Momentum Style Risk (Salient Risk Parity Fund)

Investing in momentum entails establishing long positions in securities that have had positive recent returns, and short positions in securities that have had negative recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

Repurchase Agreements

Each Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund’s limitations on investments in illiquid securities.

Reverse Repurchase Agreements (Salient Risk Parity Fund)

The Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”) (Salient MLP + Energy Infrastructure Fund)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Risk of Owning Securities of Affiliates (Salient MLP + Energy Infrastructure Fund)

From time to time, the Fund may “control” or may be an “affiliate” of one or more of the Fund’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities or any of Salient’s employees serves as a director of such company. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partner interests of MLPs that the Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the fund the de facto power to exercise a controlling influence over such MLP. The Fund believes this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and the Fund’s affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. There is no assurance that the Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that the Fund could make.

Securities Lending Risk (Salient MLP + Energy Infrastructure Fund)

To any extent the Fund lends securities, borrowers of the Fund’s securities typically would provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. Additionally, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions. If a borrower is unable to return the loaned securities, the Fund may lose the benefit of a continuing investment in the unreturned securities and the loan could be treated as a taxable transaction for federal income tax purposes.

Securities of Other Investment Companies

Each Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Short Sales

Each Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Funds will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. The Funds also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, each Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

TIPS and Inflation-Linked Bonds Risk (Salient Risk Parity Fund)

The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

U.S. Government Securities

U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Funds. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than a Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of a Fund’s Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, a Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

Value Style Risk (Salient Risk Parity Fund)

Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values, either because the market fails to recognize what the Advisor considers to be the companies’ true business values or because the Advisor misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Risks Related to the Advisor and to its Quantitative and Statistical Approach (Salient Risk Parity Fund)

Trading Judgment

The success of the proprietary valuation techniques and trading strategies employed by the Fund is subject to the judgment and skills of the Advisor and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Fund. There can be no assurance that the investment decisions or actions of the Advisor will be correct. Incorrect decisions or poor judgment may result in substantial losses.

Model and Data Risk

Given the complexity of the investments and strategies of the Fund, the Advisor relies on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Obsolescence Risk

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the Advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result. The Advisor will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on the Fund’s performance.

Crowding/Convergence

There is significant competition among quantitatively-focused managers, and the ability of the Advisor to deliver returns consistent with the Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. To the extent that the Advisor’s models used for the Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Risk of Programming and Modelling Errors

The research and modelling process engaged in by the Advisor is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Advisor seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies.

Involuntary Disclosure Risk

As further described in the prospectus, the ability of the Advisor to achieve its investment goals for the Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Advisor through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Advisor’s Models and Data, and thereby impair the relative or absolute performance of the Fund.

Proprietary Trading Methods

Because the trading methods employed by the Advisor on behalf of the Fund are proprietary to the Advisor, a shareholder will not be able to determine any details of such methods or whether they are being followed.

INVESTMENT RESTRICTIONS

Each Fund’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

When submitting an investment restriction change to the holders of a Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) the vote of a majority of the outstanding voting securities of the Trust as a whole.

No other policy, including a Fund’s investment objective, is a fundamental policy.

To the extent applicable to the investment activities of the Risk Parity Subsidiary, the Risk Parity Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Salient Risk Parity Fund. To the extent applicable to the investment activities of the Domestic Subsidiary, the Domestic Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Salient MLP + Energy Infrastructure Fund.

Within the limits of each Fund’s fundamental policies, the Fund’s management has reserved freedom of action. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, each Fund:

1.	Can borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.	Salient Risk Parity Fund:

Cannot invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Fund invests in affiliated underlying registered investment companies, the Fund will treat the assets of the underlying registered investment companies as if held directly by the Fund. Further, if the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration policy of the underlying investment companies for purposes of determining compliance with its own concentration policy.

Salient MLP + Energy Infrastructure Fund:

Will invest 25% or more of the value of its total assets in the securities of issuers in the energy and energy infrastructure industries; and the Fund cannot invest 25% or more of the value of its total assets in the securities of issuers in any other single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, registered investment companies are not considered part of any industry or group of industries. However, for purposes of determining industry concentration, if the Fund invests in affiliated underlying registered investment companies, the Fund will treat the assets of the underlying registered investment companies as if held directly by the Fund. Further, if the Fund invests in unaffiliated underlying investment companies, the Fund will consider the concentration of the underlying investment companies for purposes of determining compliance with its own concentration policy.

3.	Cannot act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4.	Cannot purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5.	Can make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	Cannot make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Funds will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As an additional policy, each Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and a Fund’s utilization thereof is wholly within the discretion of the Board.

With respect to these policies and other policies and investment restrictions described herein (except each Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the respective Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.

THOSE RESPONSIBLE FOR MANAGEMENT

Each Fund’s operations are managed under the direction and oversight of the Board. The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies managed by each Fund’s Advisor and affiliates (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The information in the table is current as of May 31, 2012. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Age**	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships During Past 5 Years
John A. Blaisdell* Age: 51	Trustee, Principal Executive Officer (since 2012); Chairman of the Board (since 2012)	Member, Investment Committee of the Advisor (since 2002); Managing Director of Salient (since 2002).	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010.

Jeremy L. Radcliffe* Age: 37	Trustee, Secretary (since 2012)	Member, Investment Committee of the Advisor (since 2002); Managing Director of Salient (since 2002).	5	Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010.

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.
**	As of December 31, 2011
***	Excludes the Funds within the Salient MF Trust

Independent Trustees

Name and Age*	Position(s) with Trust	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships During Past 5 Years
Karin B. Bonding Age: 72	Trustee (since 2012)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010; Brandes Investment Trust (investment companies) (four funds), since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Jonathan P. Carroll Age: 50	Trustee (since 2012)	President of Lazarus Financial LLC (holding company) since 2006; private investor for past sixteen years.	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.

Dr. Bernard A. Harris Age: 55	Trustee (since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President, The Space Agency (marketing) since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	5	The Endowment Funds (investment companies) (five funds) since 2009; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Sterling Bancshares, Inc., since 2007; Communities in Schools, since 2007; American Telemedicine Association, since 2007; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 74	Trustee (since 2012)	Senior Counsel (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010.

G. Edward Powell Age: 74	Trustee Lead Independent Trustee (since 2012)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009.

Scott E. Schwinger Age: 46	Trustee (since 2012)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	5	The Endowment Funds (investment companies) (five funds); Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Alternatives Strategies Funds (formerly the Salient Absolute Return Funds) (investment companies) (three funds) since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.
*	As of December 31, 2011

Officers of the Funds Who Are Not Trustees

Name and Age*	Position(s) Held with Trust (Since)	Principal Occupation(s) During the Past 5 Years
Paul A Bachtold Age: 38	Chief Compliance Officer (“CCO”) (Since 2012)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Age: 44	Treasurer; Principal Financial Officer (Since 2012)	Director and Chief Financial Officer, the Advisor, since 2003; Partner and Director, Salient, since 2003.

*	As of December 31, 2011
**	Excludes the Funds within the Salient MF Trust

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of each Fund’s Advisor. In addition, the Board oversees that processes are in place to assure the Funds’ compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, distribution and marketing, and the Advisor’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Blaisdell, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Powell serves as the Board’s Lead Independent Trustee. As Chairman, Mr. Blaisdell presides at meetings of the Trustees and, as necessary, the Trust’s shareholders. Based on the specific characteristics of each Fund, including its size and investment focus, the Board has determined it appropriate that Mr. Blaisdell fulfill the role of Chairman. Prior to each Board meeting, Mr. Blaisdell discusses and formulates with Mr. Powell, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As registered investment companies, each Fund is subject to a number of investment risks (described in the Fund’s prospectus and this SAI), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. Each Advisor conducts the respective Fund’s operations and the Board administers an oversight function. The Board oversees the each Advisor’s operations and each Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding each Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of each Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Advisor. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Advisor and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Jeremy L. Radcliffe — Through his experience as a senior executive of financial organizations, Mr. Radcliffe contributes his experience in the investment industry to the Board.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, the Administrator, and the Trust’s officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or Advisor. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. Messrs. Carroll, Harris, Powell and Schwinger, each an Independent Trustee, constitute the Audit Committee.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Trust. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Trust’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations. Messrs. Carroll, Johnson and Powell, each an Independent Trustee, constitute the Compliance Committee.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing each Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor’s Valuation Committee (as defined below) of each Fund’s valuation policy and procedures. Ms. Bonding and Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee.

In addition, the Board, for each Fund, has authorized the establishment of an Advisor’s Valuation Committee, consisting of Messrs. Blaisdell and Radcliffe, and additional officers of the Trust and representatives of the respective Fund’s Advisor to serve as the Advisor’s Valuation Committee. The Advisor’s Valuation Committee is not a Board committee. The Advisor’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review each Fund’s valuation determinations, and any information provided to the Advisor’s Valuation Committee by a Fund’s Advisor or the Administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with each Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend Advisor Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Advisor’s Valuation Committee’s considerations.

Other Committee Information

In addition, each Advisor has established an Investment Committee, which is not a Board committee. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

Each of the above Board committees is expected to hold meetings in the current fiscal year. All actions taken by a committee of the Board are recorded and reported to the full Board at its next meeting following such actions.

Trustees’ Holdings

The dollar range of equity securities of the Funds owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Funds as of June 30, 2012 (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of June 30, 2012 (1)
Independent Trustees
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons”
John A. Blaisdell	None	Over $100,000
Jeremy L. Radcliffe	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

The total of equity securities of the Funds held directly or indirectly by all Trustees, Officers and members of any advisory board is approximately $0 as of June 30, 2012.

Independent Trustee Ownership of Securities

As of June 30, 2012, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Advisors or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently six Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Trust receive no compensation in such role.

PORTFOLIO MANAGERS

Other Account Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.

Information is shown as of May 31, 2012. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Lee Partridge	10	4,582.8	14	466.3	>1,420	10,230.6
Roberto M. Croce	—	—	2	198.7	—	—
Gregory A. Reid	2	373.2	2	232.4	>1,420	185.7
Frank “Ted” Gardner	2	373.2	2	232.4	>1,420	185.7

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of May 31, 2012. Asset amounts have been rounded.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Lee Partridge	—	—	—	—	1	8,261.0
Roberto M. Croce	—	—	—	—	—	—
Gregory A. Reid	—	—	2	232.4	2	56.5
Frank T. Gardner III	—	—	2	232.4	2	56.5

Ownership of Fund Shares

None of the portfolio managers listed in the above table beneficially owned any shares of either Fund as of the date of this SAI.

Compensation of the Portfolio Managers

Mr. Partridge indirectly owns equity interests in the Advisors. As it relates to each Fund, Mr. Partridge receives all of his compensation based on the size of the Fund and the management and advisory fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of each Fund, which has a significant bearing on the ability to raise additional assets. Mr. Partridge also owns, indirectly, equity in the general partner and advisor of two other fund complexes, and one of such complexes has an incentive allocation provision. As a result, he is compensated based on the size of the Fund for both Fund Complexes and for the Fund Complex with the incentive allocation, compensation is also based directly on performance. In addition, Mr. Partridge is a partner and principal executive officer of each Advisor and related affiliated subsidiaries (collectively, the “Salient Group”), which pays him a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. Mr. Partridge, among others, is responsible for the investment processes and management of the Salient Group. Mr. Partridge believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation will be from the Salient Group.

Dr. Croce is compensated by Salient in the form of a fixed salary and a discretionary bonus. The bonus paid to Dr. Croce for any year may be tied, in part, to the performance of the Funds or any other Salient funds or accounts during such year, as well as a variety of other factors, including execution of managerial responsibilities, the financial performance of Salient Advisors and the financial performance of Salient as the parent company of the Advisor.

Gregory A. Reid and Frank “Ted” Gardner are compensated by Salient through distributions in respect of profits interests in Salient, based on the amount of assets that they manage (including the Salient MLP + Energy Infrastructure Fund). Pursuant to such profits interests, Messrs. Reid and Gardner receive a portion of the advisory fees applicable to those accounts. Furthermore, Lee Partridge, who is Salient’s Chief Investment Officer, and who oversees risk management for the Salient MLP + Energy Infrastructure Fund, also has a profits interest in Salient, pursuant to which he receives a portion of the advisory fees applicable to certain accounts that he manages (including the Salient MLP + Energy Infrastructure Fund). With respect to certain accounts, such profits interests are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid, Croce and Partridge may have investment strategies that are similar to the Funds’. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Conflicts of Interest of the Advisor

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the respective Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as a Fund, track the same index that a Fund tracks or otherwise hold, purchase, or sell securities and other investments that are eligible to be held, purchased or sold by a Fund. Other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of each Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts. On occasion, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there could be limited opportunity to sell an investment held by the Fund and other accounts. Each Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to a Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

Investment Management Agreement

Under a separate investment management agreement (“Investment Management Agreement”), subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of each Fund, each Advisor provides the respective Fund with ongoing investment guidance, policy direction and monitoring.

Each Investment Management Agreement provides that respective Advisor (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the respective Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. Each Advisor may, subject to Board approval and oversight, enter into a subadvisory agreement, pursuant to which a subadvisor would provide day-to-day investment management services with respect to such portions of a Fund’s assets as the Advisor in its discretion may determine from time to time. Provided that a Fund obtains the appropriate exemptive relief from the SEC, the Fund or its Advisor may enter into such subadvisory arrangements with subadvisors without first obtaining the approval of the Fund’s shareholders.

The Investment Management Agreements became effective as of June 19, 2012 with respect to each Fund, and each Investment Management Agreement remains in effect for an initial term until January 31, 2014. After the initial term, each Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the applicable Fund pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the applicable Fund’s Trustees or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the factors considered by the Trustees in approving each Fund’s Investment Management Agreement will be included in each Fund’s first shareholder report.

The Investment Management Agreements are terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the applicable Fund, or by the Fund’s Advisor. The Investment Management Agreements will terminate automatically with respect to each Fund in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of an Advisor’s business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreements. A subadvisory agreement would terminate upon the termination of the Investment Management Agreement.

Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Fund’s Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Investment Management Agreement also provides for indemnification by each Fund, to the fullest extent permitted by law, of its Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Securities held by each Fund also may be held by other funds or investment advisory clients for which each Fund’s Advisor, a subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by a Fund’s Advisor or a subadvisor for the Fund or for other funds or clients for which the Advisor or a subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of a Fund’s Advisor or a subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Administration Agreement

Citi Fund Services Ohio, Inc. serves as the Transfer Agent and Administrator of the Funds and has the responsibility for providing transfer agent and administrative services, and for assisting the Funds with its operational needs, pursuant to the Administration Agreement. In consideration for transfer agent, administrative, accounting, and recordkeeping services, the Administration Agreement provides that each Fund will pay the Administrator a monthly “trust level” administration fee (“Administration Fee”) based on the Fund’s proportional share of the Trust’s month-end aggregate NAV. The Administration Agreement also provides for certain other annual fees, such as per account fees and fees for additional investment managers. In addition, the Administrator is entitled to reimbursement of certain expenses. Per the Administration Agreements, the Funds will not be charged Administration Fees during the first four months of each Fund’s existence.

The Administrator also may provide the Funds with legal, compliance, transfer agency, and other investor-related services for an additional cost.

Under each Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of shareholders and generally performing all actions related to the issuance and repurchase of Fund shares, if any, including with regard to reinvestment of dividends; (2) providing the Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) assisting in supervising the entities retained by the Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of each class of the Fund; (5) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund, quarterly reports of the operations of the Fund and maintaining information to facilitate the preparation of annual tax returns; (6) supervising regulatory compliance matters and assisting in the preparation of certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. Subject to approval of the Board, the Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator.

Proxy Voting

Each Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to its Advisor, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests.

Each Advisor has adopted its own proxy voting policies and procedures for this purpose. A summary of these policies and procedures is included as Appendix A to this SAI. As a general principle, the Advisors will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then the affected Fund’s Advisor shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each Fund’s Form N-PX filing for the period ended June 30, 2012 will be available: (i) without charge, upon request, by calling 1-866-667-9228, or (ii) by visiting the SEC’s website at www.sec.gov.

DISTRIBUTION AGREEMENTS

Foreside Fund Services, LLC (the “Distributor”), is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Under the Distribution Agreement with the Trust dated May 31, 2012, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. During the continuous public offering of shares of the Funds, the Distributor shall use commercially reasonable efforts to distributes the shares of the Funds. The Distributor shall devote its best efforts to effect sales of shares of the Funds but is not obligated to sell any certain number of shares. The Distributor and its offices have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may, in its discretion, and shall, at the request of the Trust, enter into agreements with selected broker-dealers, banks or other financial intermediaries (“Selling Firms”) for distribution of shares of the Funds. With respect to certain Selling Firms and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These Selling Firms may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Selling Firms may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. Investors who purchase Shares through Selling Firms will be subject to the procedures of those Selling Firms through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Selling Firm through which they purchase shares. Investors purchasing shares of the Fund through Selling Firms should acquaint themselves with their Selling Firm’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Selling Firm. The Selling Firm, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.

The Board has adopted a Rule 12b-1 Plan with respect to each class of shares of each Fund, as described below in further detail.

Class A and C Shares.

Under each Fund’s Class A Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

Under each Fund’s Class C Rule 12b-1 Plan, the Fund will pay distribution and service fees at an aggregate annual rate of 1.00% of the average daily net assets of the Fund attributable to Class A Shares.

Each Class A and Class C Rule 12b-1 Plan provides that the Distributor may incur expenses for any distribution-related purpose that is primarily intended to result in the sale of shares of the Class A and Class C shares, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Fund’s Advisor) that engage in or support the sale of the Class A and Class C shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Class A and Class C shares. Service fees under each Class A and Class C Rule 12b-1 Plan may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

The Advisor, Distributor or other third party provider may pay for the administration and shareholder servicing of Class A and Class C shareholder accounts, including, but not limited to, responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of Class A and Class C Shares, performance, services, plans and options, investment policies, portfolio holdings, and redemptions of shares and distributions and taxation thereof; and dealing with complaints and correspondence of shareholders; including compensation to organizations and employees who service Class A and Class C shareholder accounts, and expenses of such organizations, including overhead and telephone and other communications expenses.

Each Class A and Class C Rule 12b-1 Plan was approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the respective Class A and Class C Rule 12b-1 Plan.

Class I Shares.

The Class I Rule 12b-1 Plan for each Fund is a “no fee” plan, and provides that the Class I Shares of the Fund shall not pay to the distributor or third-party provider any fee for providing distribution or shareholder services to Class I shareholders.

Amounts paid by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees.

From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAVs of the participating funds.

Each Rule 12b-1 Plan recognizes that each Fund’s Advisor may use its management fee revenue under its Investment Management Agreement with a Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a Fund to its Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by each Rule 12b-1 Plan.

In adopting each Rule 12b-1 Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the respective Fund’s Class A, Class C and Class I shares, respectively.

Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Class A and Class C Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the respective Fund’s outstanding Class A, Class C or Class I shares, respectively, upon 60 days’ written notice to the Distributor.

Pursuant to each Rule 12b-1 Plan, at least quarterly, any person authorized to direct the disposition of monies paid or payable (if any) by a Fund shall provide the Board and the Board shall review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which these expenditures were made.

Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the amount of the fees to be paid by a Fund without the approval of a majority of the outstanding securities (as defined in the 1940 Act) of the class of shares of the Fund, which has voting rights with respect to the Plan. Further, each Rule 12b-1 Plan provides that no material amendment to the Plan shall be made unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust.

The holders of Class A shares of a Fund have exclusive voting rights with respect to the Fund’s Class A Rule 12b-1 Plan; the holders of Class C shares of a Fund have exclusive voting rights with respect to the Fund’s Class C Rule 12b-1 Plan; and the holders of Class I shares of a Fund have exclusive voting rights with respect to the Fund’s Class I Rule 12b-1 Plan.

SALES COMPENSATION

As part of their business strategy, the Funds pay compensation to Selling Firms that sell the shares of the Funds. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of a Fund are: (1) the Rule 12b-1 fees that are applicable to the Fund’s Class C shares being sold and that are paid out of the Fund’s assets; and (2) in the case of Class A shares, sales charges paid by investors. The sales charges and the Rule 12b-1 fees are detailed in the prospectus and under “Distribution Agreements,” “Initial Sales Charge on Class A Shares,” and “Deferred Sales Charge on Class C Shares” in this SAI.

Initial Compensation. Whenever an investor purchases Class A shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s Rule 12b-1 service fee at that time.

Annual Compensation. For Class C shares of a Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. This service fee is paid monthly in arrears. In addition, beginning in the second year after an investment is made in Class C shares of a Fund the Selling Firm may receive a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

Additional Payments to Financial Intermediaries. Shares of each Fund are sold primarily through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Advisor may make out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many financial intermediaries that sell shares of a Fund receive one or more types of these cash payments. The categories of payments that the Advisor provides to intermediaries are described below. These categories are not mutually exclusive and the Advisor may make additional types of revenue sharing payments in the future. The same intermediaries may receive payments under more than one or all categories. These payments assist in the Advisor’s efforts to promote the sale of the Funds’ shares. The Advisor agrees with the intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation, and the amount of compensation varies. These payments could be significant to an intermediary firm. The Advisor determines which intermediaries to support and the extent of the payments it is willing to make. The Advisor generally chooses to compensate intermediaries that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the Advisor’s promotional efforts. The Advisor does not make an independent assessment of the cost of providing such services.

As of June 30, 2012, the following FINRA member firms have arrangements in effect with the Advisor pursuant to which the firm is entitled to revenue sharing payments: None

The Advisor also may have revenue sharing arrangements with financial intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Advisor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Advisor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for each Fund’s Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Advisor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Advisor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in a Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor a Fund.

The revenue sharing payments the Advisor makes may be calculated on sales of shares of a Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of a Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of a Fund and Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The Advisor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Advisor also may make payments to certain firms that sell shares of a Fund for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Fund does not pay for these costs directly. The Advisor also may make payments to certain firms that sell shares of a Fund in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Advisor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up a Fund on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Advisor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor may include financial assistance to firms that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for entertainment events it deems appropriate, subject to the Advisor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Advisor and its affiliates may have other relationships with firms relating to the provisions of services to a Fund, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for the Fund. If a firm provides these services, a Fund’s Advisor or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with each Fund’s Advisor or its affiliates that are not related to the Funds.

First Year Broker or Other Selling Firm Compensation

	Sales charge (% of offering price) (1)(2)	Sales charges (% of net amount invested) (1)(2)	Dealer Reallowance as a Percentage of the Offering Price (2)(3)
Class A
Up to $50,000	5.50%	5.82%	5.50%
$50,000 but less than $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%

Class C
All amounts	—	—	0.00%

Class I
All amounts	—	—	0.00%

(1)	Class A shares are available with no front-end sales charge on investments of $1 million or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within one year of purchase. See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Advisor may take recent redemptions into account in determining if an investment qualifies as a new investment.
(2)	Because of rounding in the calculation of the offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
(3)	Distributor retains the balance, if any, and uses it solely for distribution purposes.

Contingent deferred sales charge (“CDSC”) revenues may be used to pay Selling Firm commissions when there is no initial sales charge. Please refer to the previous section for a discussion of 12b-1 distribution and service fees.

NET ASSET VALUE

Securities are valued by various methods which are generally described below. As noted in the Prospectus, each Funds portfolio securities also may be fair valued by the respective Advisor’s Valuation Committee in certain instances.

Valuation of Portfolio Securities

Except as noted below, securities held by a Fund may be primarily valued on the basis of market quotations or official closing prices from recognized exchanges. Each Fund’s advisor or administrator, as delegated by the advisor, may use third party pricing vendors to supply the valuations for the publicly traded securities and certain derivative securities in the portfolio:

Exchange-Traded Debt and Equity Securities: Debt and equity securities (including exchange-traded funds (“ETF”) and closed-end investment companies) traded on a recognized exchange or on the Nasdaq National Market Listing are valued using the last sale price on each security’s primary exchange on the valuation date.

Debt and Equity Securities Traded Over-The-Counter: Debt and equity securities traded over-the-counter (“OTC”) (but excluding the Nasdaq National Market Listing) are valued at the last reported sales price on the valuation date. In either of the foregoing cases, if there are no trades of the security on the valuation date, the price of the security shall generally be the mean of the reported bid and asked prices at market’s close on the valuation date. Certain short-term debt instruments with maturities of 60 days and shorter may be valued on the basis of amortized cost.

Exchange-Traded Options Contracts: Written/purchased option contracts on securities, currencies, indices and other financial instruments traded on one or more exchanges shall be valued on the valuation date at the last bid/ask price for options held long/short, respectively, from an exchange on which the option is listed. If no such bid/ask price is reported by such exchange on the valuation date, the advisor’s valuation committee will determine the fair value of such options in good faith using publicly available data where possible.

OTC Options: Option contracts on securities, currencies and other financial instruments traded in the OTC market shall be valued at a price obtained from a broker (often the counterparty to the option) on the valuation date. If a broker price is not available, the advisor’s investment committee will determine the fair value using industry standard models.

Futures: Exchange-traded futures are valued at the last trade on the primary exchange on which the futures contracts trade. Third party pricing vendors will be used as primary pricing sources for these contracts.

Swaps: Swaps are valued using prices obtained from third party pricing vendors, which are based on standard industry models using publicly available data where available. If prices from third party pricing vendors are not available, the advisor’s investment committee will determine the fair value using industry standard models.

Forward Contracts: Forward foreign currency contracts shall be valued at prices supplied by a third party pricing vendor.

Government Obligations: U.S. Government obligations (including U.S. Treasury securities and U.S. Government Agency securities) shall be valued at prices supplied by a third party pricing vendor.

Securities Traded on Foreign Exchanges: A Fund may invest in securities primarily traded in the United States as well as foreign securities markets. The Funds utilize fair value pricing on a daily basis for all securities that are not primarily traded in United States markets because trading in these securities typically is completed at times that can vary from the closing of the NYSE. This fair value pricing process for securities primarily traded on foreign exchanges uses the quotations of third party pricing vendors to value such securities unless the use of another fair valuation methodology is deemed appropriate by the advisor’s investment committee. This policy is designed to help ensure that a Fund’s NAV per share appropriately reflects its investments’ values on the valuation date. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern standard time).

Private securities with no public market, and other illiquid securities: If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the exchange or market on which the security is primarily traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to estimate the fair value of securities to the advisor’s valuation committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. Further, the advisor may engage third party valuation firms to assist in determining the estimated fair values of such securities.

Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the fair value of the Fund’s portfolio securities as of the close of regular trading on the valuation date, thus limiting the opportunity for aggressive traders or market timers to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Investments in unregistered and open-ended investment companies: The fair value of investments in non-registered and open-ended investment companies is based on the NAV of that investment company in conformity with applicable accounting standards, so long as such fund’s NAV is based on fair value reporting of its underlying securities.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of the Trust and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisors, or the interests of a Fund’s subadvisor, principal underwriter or affiliated persons of its Advisor or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all investors, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and to all third party service providers and rating agencies.

Each Fund discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a Fund’s holdings with their annual and semiannual Reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Broadridge/Proxy Edge, or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s CCO or his or her duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: None

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a Fund, its Advisor (or subadvisor) or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A shares of the Funds are offered at a price equal to their NAV plus a sales charge. The Funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the Fund’s best interests.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of a Fund’s Class A shares, the investor is entitled to accumulate current purchases with the current offering price of the shares of other Salient funds contained in the Salient MF Trust owned by the investor (see “Accumulation Privilege” below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the Fund’s transfer agent, Citi Fund Services Ohio, Inc., at the time of purchase of Class A shares, about any other Salient fund contained in the Salient MF Trust owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (See “Accumulation Privilege” below). This includes investments held in an IRA, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee or other fiduciary also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

The transfer agent will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. The transfer agent will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify the transfer agent and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

•

A Trustee or officer of the Trust; a Director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•

A broker, dealer, financial planner, consultant, or registered investment advisor that has entered into a signed agreement with the Distributor providing specifically for the use of Fund shares in certain retirement platforms, fee-based investment products or services made available to their clients.

In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction from the account of one Salient fund contained in the Salient MF Trust that has previously paid a sales charge, and reregisters those assets directly to the account of another Salient fund contained in the Salient MF Trust, without the assets ever leaving the Salient fund complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

Accumulation Privilege. Class A investors may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all Salient funds contained in the Salient MF Trust already held by such persons. To receive a reduced sales charge, the investor must tell his or her financial adviser or the transfer agent at the time of the purchase about any other Salient funds contained in the Salient MF Trust held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from the transfer agent or a Selling Firm’s representative.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege also are applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. An investor may make his or her investments over a specified period of thirteen (13) months. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations) had the LOI been for the amount actually invested.

The LOI authorizes the transfer agent to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes the transfer agent to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS A AND CLASS C SHARES

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

Investments in Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the fund will receive the full amount of the purchase payment. Class C shares that are redeemed within one year of purchase will be subject to a CDSC.

The CDSC to which redemptions of Class A or Class C shares may be subject will be charged at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the number of years from the time of any payment for purchases of Class A or Class C shares subject to a CDSC, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a redemption of Class A or Class C shares is subject to the imposition of a CDSC, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that the redemption comes first from shares the shareholder has held beyond the one year CDSC redemption period, or those shares acquired by the shareholder through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, the shareholder should indicate if proceeds equal to the dollar amount requested are required. If not indicated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.

With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class shares with a value of $1 million or more.

With respect a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are used in whole or in part to pay expenses related to providing distribution-related services to the funds in connection with the sale of the Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A or Class C shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions made pursuant to a Fund’s right to liquidate your account if you own shares worth less than the stated account minimum in the section “Small accounts” in the prospectus.

•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

•	Redemptions made under the Reinstatement Privilege, as described in the “Sales charge reductions and waivers” section of the prospectus.

If a shareholder qualifies for a CDSC waiver under one of these situations, the shareholder must notify the transfer agent at the time that the request is made. The waiver will be granted once the transfer agent has confirmed that the shareholder is entitled to the waiver.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class for shares of the same class in any other series of the Trust or fund within the Salient fund complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between a Fund and other funds are based on their respective NAVs. No sales charge is imposed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Investors may exchange Class I shares for Class I shares of any other Salient fund contained in the Salient MF Trust.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares. Since the redemption price of shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to the transfer agent.

Monthly Purchase Program. The program is explained in the prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

•	The investments will be drawn on or about the day of the month indicated.

•

The privilege of making investments through the program may be revoked by the transfer agent without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

•

The program may be discontinued by the shareholder either by calling the transfer agent or upon written notice to the transfer agent which is received at least five (5) business days prior to the due date of any investment.

Reinstatement Or Reinvestment Privilege. If the transfer agent and the financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same Fund and account from which it was removed, subject to the minimum investment limit in that Fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, Fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.

Each Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the applicable Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the Fund shares. This fee is paid by a Fund’s Advisor, the Fund and/or the Distributor pursuant to the Fund’s Rule 12b-1 Plan.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the Trust. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund or other series of the Trust without par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of two series, including the Funds. Additional series may be added in the future. The Trustees also have authorized the issuance of three classes of shares for each Fund, designated as Class A, Class C, and Class I. Additional classes of shares may be authorized in the future.

The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Each Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Funds do not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class A shares of the Funds are sold with a maximum initial sales charge of 5.50%. Class C shares of the Funds are sold at NAV without any initial sales charges, but have a CDSC of 1.00%. Class I are sold at NAV without any initial sales charges or CDSCs.

ADDITIONAL INFORMATION CONCERNING TAXES

This section and the discussion in the Funds’ prospectus (see “Tax Matters”) provide a general summary of the material federal income tax consequences to the persons who purchase, own and dispose of a Fund’s securities. It does not address all federal income tax consequences that may apply to an investment in the Funds’ securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Funds’ securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Funds’ securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Funds’ securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Funds’ securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds a Fund’s common shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding a Fund’s common shares should consult its tax advisers with respect to the purchase, ownership and disposition of the Fund’s common shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Funds

Each Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under Subchapter M of the Code. As long as a Fund qualifies, it (but not its shareholders) will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains that it distribute to its shareholders. In order to qualify as a RIC for federal income tax purposes, each Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations a Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter in which a failure is discovered if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of each Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent a Fund holds interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. Each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Each Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. Each Fund’s deduction for dividends paid to its shareholders during the taxable year must equal or exceed 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the Fund’s net tax-exempt interest, if any (the excess of the Fund’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, a Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that it declares after the end of its taxable year. Such dividends must be declared before the due date for filing the Fund’s tax return, including any extensions. Each Fund intends to distribute at least annually substantially all of such income. Each Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of the Fund’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of each Fund’s taxable year (which the Fund intends to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. Each Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Funds in the same taxable year. Because any original issue discount accrued will be included in a Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to its shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Although the Funds presently do not intend to do so, they are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Funds are not permitted to make Distributions to their shareholders while their debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Structure.” Moreover, the Funds’ ability to dispose of assets to meet their Distribution requirements may be limited by other requirements relating to their status as RICs, including the Diversification Tests. If a Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If either Fund failed to qualify as a RIC, that Fund would incur regular corporate income tax on its taxable income and net capital gain for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund (which reduced rates are currently scheduled to expire after 2012). Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor (and the subadvisors, as applicable) and it is intended that each Fund will comply with the requirements for qualification as regulated investment companies.

The remainder of this discussion assumes that each Fund will qualify as a RIC and has satisfied the Annual Distribution Requirement.

Special Considerations Applicable to Salient Risk Parity Fund

Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which the Salient Risk Parity Fund may receive income from direct investments in such commodity-linked derivatives to a maximum of 10% of its annual gross income.

The IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Risk Parity Subsidiary that invests in such commodity-linked derivative instruments constitutes qualifying income. The Salient Risk Parity Fund has not applied for such a private letter ruling, but intends to secure an opinion of counsel based on customary representations that income derived from the Risk Parity Subsidiary and distributed or imputed for income tax purposes to the Fund should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS subsequently indicated informally that it intends to issue public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities and that such guidance will be prospective in application and provide for transition periods for affected funds. It is also possible that legislation on this issue could be introduced. If the IRS does issue public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Fund from the Risk Parity Subsidiary, the Fund would likely need to significantly change its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to shareholders

Special Considerations Applicable to Salient MLP + Energy Infrastructure Fund

In order to increase its investments in master limited partnerships, the Salient MLP + Energy Infrastructure Fund may invest in one or more taxable subsidiary C corporations that invest in different master limited partnerships than those in which the Fund invests directly. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Salient MLP + Energy Infrastructure Fund invests may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to RICs. As a result, the Fund may form one or more wholly-owned taxable subsidiaries to make and hold certain investments in accordance with its investment objective.

Although, as a RIC, dividends received by the Fund from any such taxable subsidiary and distributed to shareholders will not be subject to federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the Domestic Subsidiary may recognize on the sale of an interest in a master limited partnership that it holds. As a result, the net return to the Fund on such investments that are held by the Domestic Subsidiary will be reduced to the extent that the Domestic Subsidiary is subject to income taxes.

In calculating the Salient MLP + Energy Infrastructure Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Domestic Subsidiary C corporation. The Domestic Subsidiary will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of master limited partnerships considered to be return of capital. Upon the Domestic Subsidiary’s sale of a portfolio security, the Domestic Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of the Domestic Subsidiary will reduce the Fund’s net asset value. Any taxes incurred may differ from the amounts accrued. This can be a benefit or detriment to investors in subsequent periods when any such amounts are actually due.

Taxation of the Funds’ Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Funds intend to monitor their transactions and may make certain tax elections to mitigate the effect of these rules and prevent their disqualification as a RIC.

The Salient MLP + Energy Infrastructure Fund intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Salient MLP + Energy Infrastructure Fund expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code).

Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the Salient MLP + Energy Infrastructure Fund invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.

The master limited partnerships in which the Salient MLP + Energy Infrastructure Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from a master limited partnership may not correspond to the amount of income allocated to it by the master limited partnership in any given taxable year. If the amount of income allocated by a master limited partnership to the Fund exceeds the amount of cash received by the Fund from such master limited partnership, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Salient MLP + Energy Infrastructure Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Salient MLP + Energy Infrastructure Fund may invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which this Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which the Salient MLP + Energy Infrastructure Fund invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, this Fund’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to the Fund of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to the Fund. The Salient MLP + Energy Infrastructure Fund intends to monitor its investments in Canadian income trusts to prevent its disqualification as a RIC.

Income received by the Funds with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Funds’ investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Funds in certain “passive foreign investment companies” (“PFIC”) could subject the Funds to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Funds to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

For United States federal income tax purposes, distributions paid out of either Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (a maximum rate of 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. These special rules relating to the taxation of ordinary income dividends paid by regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income.

Shareholders receiving any distribution from a Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of the sale and ending on January 31 of the calendar year following the calendar year in which the sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8% percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends paid by a Fund will constitute investment income of the type subject to this tax.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012 and 31% for amounts paid thereafter. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next section. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Taxation of Non-U.S. Shareholders

Whether an investment in a Fund’s shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in a Fund’s shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in a Fund’s common shares.

Distributions of a Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Funds will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of a Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of its common shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of the Funds’ common shares will be subject to federal income tax if the Funds are or have been a “United States real property holding corporation” for federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells the Funds common shares and such common shareholder held more than 5% of a Fund’s common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Funds distribute their net capital gains in the form of deemed rather than actual distributions (which the Funds may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Funds pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of a Fund’s common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder can have all cash Distributions automatically reinvested in additional common shares. If the Distribution is a distribution of a Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of a Fund’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Fund’s common shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested.

The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides a Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends paid after December 31, 2013, and the gross proceeds paid after December 31, 2014, from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of a Fund’s common shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

It is the policy of the Trust to obtain the best execution of the Funds’ investment portfolio transactions, if any, taking into account certain factors as set forth below.

Each Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions may be conducted through affiliates of its Advisor. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. Transactions for a Fund will not be effected on a principal basis with its Advisor, any of its affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by a Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for a Fund in connection with the sale of securities to or by the Fund, its Advisor or its affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales.

Each Fund will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While each Fund’s Advisor generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, each Fund’s Advisor seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, each Fund’s Advisor considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, each Fund’s Advisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Allocation of Trades by the Advisor. Each Fund’s Advisor manages a number of accounts other than the Fund. Although investment determinations for the Fund will be made by the Advisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the Fund by the Advisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund and other accounts. In such circumstances, the Advisor may determine that orders for the purchase or sale of the same security for the Fund and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Advisor to be equitable and in the best interests of the Fund and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Advisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of its Advisor participates. These procedures prohibit the Fund from directly or indirectly benefiting an Advisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

TRANSFER AGENT SERVICES

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer and dividend paying agent for the Funds’ Class A, Class C, and Class I shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, has been appointed as the independent registered public accounting firm for the Funds. KPMG LLP has offices at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL MATTERS

K&L Gates LLP, located at One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the Funds and also serves as legal counsel to the Independent Trustees.

CUSTODY OF PORTFOLIO SECURITIES

Citibank, N.A. (the “Custodian”) serves as custodian for the Funds. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of each Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Funds also may enter into principal transactions with one or more affiliates of the Custodian.

CODES OF ETHICS

Each of the Trust and Advisors have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Funds and the Advisors from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Each Advisor’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

Salient Risk Parity Fund

Financial Statements

June 19, 2012

(With Report of Independent Registered

Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholder

Salient MF Trust:

We have audited the accompanying statement of assets and liabilities of Salient Risk Parity Fund (the “Fund”), a series of Salient MF Trust, as of June 19, 2012 and the related statement of operations for the one day period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Salient Risk Parity Fund as of June 19, 2012, and the results of its operations for the one day period then ended in conformity with U. S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

June 26, 2012

1

Salient Risk Parity Fund

Statement of Assets and Liabilities (in Organization)

June 19, 2012

Assets
Cash	$100,000
Receivable from Adviser	6,000
Deferred offering costs	100,000

Total Assets	206,000

Liabilities
Accrued offering costs	100,000
Accrued expenses	6,000

Total Liabilities	106,000

Net Assets	$100,000

Net Assets Consist of:
Capital	$100,000

Net Assets	$100,000

Class I Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	10,000
Net Asset Value (offering and redemption price per share):	$10.00

See accompanying notes to financial statements (in organization).

2

Salient Risk Parity Fund

Statement of Operations (in Organization)

Period of June 19, 2012

Investment Income
Investment income	$—

Expenses
Organizational expenses	6,000

Total Expenses	6,000
Less: Expense reimbursement by Adviser	(6,000)

Net Expenses	—

Net Investment Income	$—

See accompanying notes to financial statements (in organization).

3

Salient Risk Parity Fund

Notes to Financial Statements (in Organization)

June 19, 2012

(1) ORGANIZATION

Salient MF Trust (the “Trust”) is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a open-end management investment company. The Salient Risk Parity Fund (the “Fund”) is a series in the Trust and is classified as non-diversified under the 1940 Act. The Fund is authorized to issue an unlimited number of shares of beneficial interest of Class A, Class C and Class I with no par value. As of June 19, 2012, no Class A or Class C shares were issued and all outstanding Class I shares of the Fund were owned by the Adviser (as hereafter defined).

The Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which the Adviser seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The asset classes include equities, commodities, credit, government bonds and momentum, the latter of which represents a trend-following strategy.

The Board of Trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Advisors, LP (the “Adviser”) for the Fund to manage its portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts with service providers, which also provide for indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Trust. However, management expects any risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

4

Salient Risk Parity Fund

Notes to Financial Statements (in Organization), continued

June 19, 2012

(c) FEDERAL INCOME TAXES

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order to qualify as a regulated investment company (“RIC”). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

(d) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(e) ORGANIZATION AND OFFERING COSTS

Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational expenses as incurred. The Adviser has agreed to reimburse the Fund for all organizational expenses. The receivable from the Adviser on the Statement of Assets and Liabilities reflects the initial organizational expenses which will be reimbursed upon the commencement of operations of the Fund.

The Fund’s offering expenses (the “Offering Costs”) are accounted for as deferred costs until the issuance of shares. The Offering Costs consist primarily of legal fees in connection with the preparation of the initial registration statement. Upon the issuance of shares, the Offering Costs will be amortized to expense over twelve months on a straight-line basis.

(f) DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, will be distributed annually.

5

Salient Risk Parity Fund

Notes to Financial Statements (in Organization), continued

June 19, 2012

(3) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund will pay the Adviser a fee at an annualized rate of 0.95% of the average daily net assets.

The Adviser has contractually agreed to waive advisory fees of the Fund in order to limit the annual operating expenses, excluding certain expenses such as taxes, brokerage and transactional expenses, interest, short dividend expense, acquired fund fees paid indirectly, litigation and extraordinary expenses, of the Class I Shares to 1.30% of the Fund’s average daily net assets through July 31, 2013.

Additionally, the Fund has entered into an agreement with the Adviser in which the Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of the Fund to exceed the limit in effect at the time of the actual waiver/reimbursement.

6

APPENDIX A — PROXY VOTING POLICIES AND PROCEDURES

Salient Advisors, LP (“Salient Advisors”)

Summary of Proxy Voting Policies

As a general principle, Salient Advisors will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. If it is determined that a proxy presents a material conflict of interest, then Salient Advisors shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

Salient Capital Advisors, LLC (“SCA”)

Summary of Proxy Voting Policies

SCA has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	SCA generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	SCA generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	SCA generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•

SCA generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•

SCA generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, SCA, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	SCA, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•

SCA generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment

A-1

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of the Registrant, dated as of November 15, 2011 (1).

	(2)	Agreement and Declaration of Trust of the Registrant, dated as of November 15, 2011 (1).

(b)		Bylaws of the Registrant (2).

(c)		Not applicable.

(d)	(1)	Investment Management Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors, L.P. (“Salient Advisors”) (2).

	(2)	Investment Management Agreement between the Registrant, on behalf of its series Salient MLP + Energy Infrastructure Fund, and Salient Capital Advisors, LLC (“SCA”) (2).

(e)	(1)	Form of Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) (2).

(f)		Not applicable.

(g)	(1)	Form of Global Custodial Services Agreement between the Registrant and Citibank, N.A. (the “Custodian”) (2).

	(2)	Amendment to the Global Custodial Services Agreement between the Registrant and the Custodian (2).

(h)	(1)	Form of Administration Agreement between the Registrant and Citi Fund Services Ohio, Inc. (2).

	(2)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors (2).

	(3)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP + Energy Infrastructure Fund, and SCA (2).

(i)		Opinion and consent of K&L Gates LLP (2).

(j)	(1)	Consent of KPMG LLP (2).

	(2)	Opinion of K&L Gates LLP regarding Salient Risk Parity Offshore Fund Ltd. (2).

(k)		Not applicable.

(l)		Subscription Agreement for Seed Capital (2).

(m)	(1)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class A Shares) (2).

	(2)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class C Shares) (2).

	(3)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class I Shares) (2).

	(4)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class A Shares) (2).

	(5)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class C Shares) (2).

	(6)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class I Shares) (2).

(n)	(1)	Rule 18f-3 Plan of Salient MF Trust (2).

(o)		Reserved.

(p)	(1)	Code of Ethics of Salient MF Trust (2).

	(2)	Code of Ethics of Salient Advisors (2).

	(3)	Code of Ethics of SCA (2)

(q)	(1)	Power of Attorney for Salient MF Trust (2).

(q)	(2)	Power of Attorney for Salient Risk Parity Offshore Fund Ltd. (2).

(1)	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) via Edgar on March 20, 2012.
(2)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

Salient Alternative Strategies Fund (formerly Salient Absolute Return Fund)

Salient Alternative Strategies I Fund (formerly Salient Absolute Return Institutional Fund)

Salient Alternative Strategies Master Fund (formerly Salient Absolute Return Master Fund)

Salient MLP & Energy Infrastructure Fund

Salient Midstream & MLP Fund

Salient Risk Parity Offshore Fund Ltd. (Controlled by Salient Risk Parity Fund)

Salient MLP + Energy Infrastructure Fund, Inc. (Controlled by Salient MLP + Energy Infrastructure Fund)

Item 30. Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) via Edgar on March 20, 2012, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances), in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), but only to such extent, no indemnification shall be provided to a Covered Person.

Pursuant to the Form of Distribution Agreement between the Registrant and the Distributor, filed herewith and incorporated hereto by reference, the Distributor shall indemnify, defend and hold the Funds, their affiliates, and each of their respective directors, officers, employees, representatives, and any person who controls or previously controlled a Fund within the meaning of Section 15 of the 1933 Act (collectively, the “Client Indemnitees”), free and harmless from and against any and all Losses that any Client Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon (i) the Distributor’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) the Distributor’s failure to comply with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by a Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by the Distributor in writing. Such indemnification does not protect the Funds against any liability to the Distributor to which a Fund would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

Further, the Registrant’s Investment Management Agreements with Salient Advisors and SCA on behalf of Salient Risk Parity Fund and Salient MLP + Energy Infrastructure Fund, respectively, filed herewith and incorporated hereto by reference, each contain provisions limiting the liability, and providing for the indemnification, of the respective advisor and its personnel under certain circumstances. Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the applicable Fund, the Fund’s Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Investment Management Agreement also provides for indemnification by each Fund, to the fullest extent permitted by law, of its Advisor or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Salient Advisors, L.P. (“Salient Advisors”), is a Texas limited partnership that offers investment management services and is a registered investment advisor. Salient Advisors is the investment advisor to the Registrant and the Salient Risk Parity Fund. Salient Advisors’ offices are located at 4265 San Felipe, Suite 800, Houston, Texas 77027. Information as to the officers and directors of Salient Advisors is included in its current Form ADV (File No. 801-61449) filed with the Securities and Exchange Commission. Salient Advisors is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Salient Capital Advisors, LLC (“SCA”), is a Texas limited liability company that offers investment management services and is a registered investment advisor. SCA is the investment advisor to the Salient MLP + Energy Infrastructure Fund. SCA’s offices are located at 4265 San Felipe, Suite 800, Houston, Texas 77027. Information as to the officers and directors of SCA is included in its current Form ADV (File No. 801-71482) filed with the Securities and Exchange Commission.

Item 32. Principal Underwriter

(a) Foreside Fund Services, LLC, Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust
2.	American Beacon Funds
3.	American Beacon Select Funds
4.	Avenue Mutual Funds Trust
5.	Bennett Group of Funds
6.	Bridgeway Funds, Inc.
7.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
8.	Central Park Group Multi-Event Fund
9.	Century Capital Management Trust
10.	del Rey Global Investors Funds
11.	Direxion Shares ETF Trust
12.	DundeeWealth Funds
13.	FlexShares Trust
14.	FocusShares Trust
15.	Forum Funds
16.	FQF Trust
17.	Gottex Multi-Alternatives Fund - I
18.	Gottex Multi-Alternatives Fund - II
19.	Gottex Multi-Asset Endowment Fund - I
20.	Gottex Multi-Asset Endowment Fund - II
21.	Henderson Global Funds
22.	Ironwood Institutional Multi-Strategy Fund LLC
23.	Ironwood Multi-Strategy Fund LLC
24.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
25.	Nomura Partners Funds, Inc.
26.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
27.	PMC Funds, Series of Trust for Professional Managers
28.	Precidian ETFs Trust
29.	Quaker Investment Trust
30.	RevenueShares ETF Trust
31.	Sound Shore Fund, Inc.
32.	Turner Funds
33.	Wintergreen Fund, Inc.

(b) The following are the Officers and Managers of Foreside Fund Services, LLC, the Registrant’s underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Director of Compliance	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) Salient Advisors, (3) SCA, (4) the Registrant’s custodian, and (5) the Registrant’s administrator.

1.	Salient MF Trust

4265 San Felipe, Suite 800

Houston, TX 77024

2.	Salient Advisors, L.P.

4265 San Felipe, Suite 800

Houston, TX 77024

3.	Salient Capital Advisors, LLC

4265 San Felipe, Suite 800

Houston, TX 77024

4.	Citibank, N.A.

388 Greenwich Street

New York, N.Y. 10013

5.	Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston and the State of Texas, on the 2nd day of July, 2012.

SALIENT MF TRUST

By:	/s/ John A Blaisdell
John A. Blaisdell, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John A. Blaisdell John A. Blaisdell	Trustee, President (Principal Executive Officer)	July 2, 2012

/s/ Jeremy L. Radcliffe Jeremy L. Radcliffe	Trustee, Secretary	July 2, 2012

/s/ John E. Price John E. Price	Treasurer (Principal Financial Officer)	July 2, 2012

/s/ Karin B. Bonding* Karin B. Bonding	Trustee	July 2, 2012

/s/ Jonathan P. Carroll* Jonathan P. Carroll	Trustee	July 2, 2012

/s/ Dr. Bernard A. Harris Jr.* Dr. Bernard A. Harris Jr.	Trustee	July 2, 2012

/s/ Richard C. Johnson* Richard C. Johnson	Trustee	July 2, 2012

/s/ E. Edward Powell* E. Edward Powell	Trustee, Lead Independent Trustee	July 2, 2012

/s/ Scott E. Schwinger* Scott E. Schwinger	Trustee	July 2, 2012

*	Power of Attorney

By:	/s/ Jeremy L. Radcliffe
Attorney in Fact

SIGNATURES

Salient Risk Parity Offshore Fund Ltd. has duly caused this amended Registration Statement, with respect only to information that specifically relates to Salient Risk Parity Offshore Fund Ltd., to be signed on its behalf by the undersigned, duly authorized, in the City of Houston and the State of Texas, on the 2nd day of July, 2012.

SALIENT RISK PARITY OFFSHORE FUND LTD.

By:	/s/ John A Blaisdell
John A. Blaisdell, President

This amended Registration Statement, with respect only to information that specifically relates to Salient Risk Parity Offshore Fund Ltd., has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John A. Blaisdell John A. Blaisdell	Director, President (Principal Executive Officer)	July 2, 2012

/s/ Jeremy L. Radcliffe Jeremy L. Radcliffe	Director, Secretary	July 2, 2012

/s/ John E. Price John E. Price	Treasurer (Principal Financial Officer)	July 2, 2012

/s/ Karin B. Bonding* Karin B. Bonding	Director	July 2, 2012

/s/ Jonathan P. Carroll* Jonathan P. Carroll	Director	July 2, 2012

/s/ Dr. Bernard A. Harris Jr.* Dr. Bernard A. Harris Jr.	Director	July 2, 2012

/s/ Richard C. Johnson* Richard C. Johnson	Director	July 2, 2012

/s/ E. Edward Powell* E. Edward Powell	Director	July 2, 2012

/s/ Scott E. Schwinger* Scott E. Schwinger	Director	July 2, 2012

*	Power of Attorney

By:	/s/ Jeremy L. Radcliffe
Attorney in Fact

INDEX TO EXHIBITS

(b)		Bylaws of the Registrant.

(d)	(1)	Investment Management Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors.

	(2)	Investment Management Agreement between the Registrant, on behalf of its series Salient MLP + Energy Infrastructure Fund, and SCA.

(e)	(1)	Form of Distribution Agreement between the Registrant and the Distributor.

(g)	(1)	Form of Global Custodial Services Agreement between the Registrant and the Custodian.

	(2)	Amendment to the Global Custodial Services Agreement between the Registrant and the Custodian.

(h)	(1)	Form of Administration Agreement between the Registrant and Citi Fund Services Ohio, Inc.

	(2)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient Risk Parity Fund, and Salient Advisors.

	(3)	Expense Limitation Agreement between the Registrant, on behalf of its series Salient MLP + Energy Infrastructure Fund, and SCA.

(i)		Opinion and consent of K&L Gates LLP.

(j)	(1)	Consent of KPMG LLP.

	(2)	Opinion of K&L Gates LLP regarding Salient Risk Parity Offshore Fund Ltd.

(l)		Subscription Agreement for Seed Capital.

(m)	(1)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class A Shares).

	(2)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class C Shares).

	(3)	Rule 12b-1 Plan of Salient Risk Parity Fund (Class I Shares).

	(4)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class A Shares).

	(5)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class C Shares).

	(6)	Rule 12b-1 Plan of Salient MLP + Energy Infrastructure Fund (Class I Shares).

(n)	(1)	Rule 18f-3 Plan of Salient MF Trust.

(p)	(1)	Code of Ethics of Salient MF Trust.

	(2)	Code of Ethics of Salient Advisors.

	(3)	Code of Ethics of SCA.

(q)	(1)	Power of Attorney for Salient MF Trust.

(q)	(2)	Power of Attorney for Salient Risk Parity Offshore Fund Ltd.